UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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Infinite Group, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INFINITE GROUP, INC.
175 SULLY’S TRAIL, SUITE 202, PITTSFORD, NEW YORK 14534
(585) 385-0610

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
January 26, 2022

The annual meeting of stockholders (the “Annual Meeting”) of Infinite Group, Inc. (the “Company”) will be held on Wednesday, January 26, 2022 at 10:00 A.M., Eastern Time. The Annual Meeting will be held at the Company’s headquarters located at 175 Sully’s Trail, Suite 202, Pittsford, New York 14534.

The Annual Meeting is being held for the following purposes, which are more fully described in the accompanying proxy statement:

1.
to elect three directors;

2.
to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”) ;

3.
to approve, on an advisory basis, the frequency at which advisory votes on executive compensation should be held (“say-on-frequency”);

4.
to approve the Company’s 2021 Equity Incentive Plan;

5.
to authorize the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury shares of the Company’s common stock at a ratio ranging from 1-for-3 to 1-for-75, to be determined by the Board of Directors, and to approve a corresponding amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect the reverse stock split;

6.
to ratify the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2021;

7.
to approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting; and

8.
to transact such other business as may properly come before the Annual Meeting or at any adjournment of the meeting.

Our board of directors has fixed the close of business on December 23, 2021 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment of the Annual Meeting.

By Order of the Board of Directors
/s/ James Villa Chief Executive Officer
Pittsford, New York
December 27, 2021

Your Vote is Important. Whether or not you expect to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by the internet, by telephone, by fax, or by mailing the enclosed proxy card. We encourage you to vote using the internet, as it is the most cost-effective way to vote. Even if you have voted by internet, telephone, fax or proxy card, you may still vote in person if you attend the Annual Meeting. If you own your shares through a broker we encourage you to follow the instructions provided by your broker about how to vote. Unless you provide your broker with voting instructions, your broker may not vote your shares on non-discretionary items such on the proposal to elect the three director nominees, the proposal for say-on-pay, the proposal for say-on-frequency, the proposal for the 2021 Equity Incentive Plan, or the proposal to authorize the reverse stock split.

TABLE OF CONTENTS

PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
PROPOSAL ONE: ELECTION OF DIRECTORS	8
CORPORATE GOVERNANCE	10
MANAGEMENT AND EXECUTIVE OFFICERS	11
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	12
EXECUTIVE COMPENSATION	14
DIRECTOR COMPENSATION	15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCK HOLDER MATTERS	16
PROPOSAL TWO: TO APPROVE, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)	18
PROPOSAL THREE: TO VOTE, ON A NON-BINDING ADVISORY BASIS, WHETHER A NON-BINDING ADVISORY VOTE ON INFINITE GROUP, INC.’S NAMED EXECUTIVE OFFICER COMPENSATION SHOULD BE HELD EVERY ONE, TWO OR THREE YEARS (“SAY-ON-FREQUENCY”)	19
PROPOSAL FOUR: APPROVAL OF THE COMPANY’S 2021 EQUITY INCENTIVE PLAN	20
PROPOSAL FIVE: REVERSE STOCK SPLIT OF OUR COMMON STOCK AND RELATED AMENDMENT TO CERTIFICATE OF INCORPORATION	27
PROPOSAL SIX: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
PROPOSAL SEVEN: ADJOURNMENT OF THE ANNUAL MEETING	35
OTHER MATTERS	36
APPENDIX A INFINITE GROUP, INC. 2022 EQUITY PLAN	A-1
APPENDIX B CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION	B-1

i

INFINITE GROUP, INC.

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The board of directors of Infinite Group, Inc. (“Infinite Group,” the “Company,” “we,” “our,” or “us”), a Delaware corporation, is providing these proxy materials to you and is soliciting your proxy to vote at the annual meeting of stockholders (the “Annual Meeting”) to be held on January 26, 2022 at 10:00 A.M., Eastern Time, at 175 Sully’s Trail, Suite 202, Pittsford, New York 14534, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of stockholders.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 is being mailed concurrently with this Proxy Statement. We are mailing these proxy materials to stockholders on or about December 27, 2021.

What is included in these proxy materials?

These proxy materials include:

●
Our Annual Report to Stockholders for the fiscal year ended December 31, 2020 (“fiscal year 2020”);

●
Notice of the 2021 Annual Meeting and proxy statement; and

●
Proxy Card.

What am I voting on?

The board of directors is soliciting your proxy in connection with the Annual Meeting to be held on January 26, 2022 at 10:00 A.M., Eastern Time, and any adjournment or postponement thereof. You are voting on the following proposals:

●
Proposal One: the election of three directors to serve until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified;

●
Proposal Two: the approval, on an advisory basis, of the compensation of our named executive officers (“say-on-pay) ;

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Proposal Three: the approval, on an advisory basis, of the frequency at which advisory votes on executive compensation should be held (“say-on-frequency”);

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Proposal Four: the approval of the Company’s 2021 Equity Incentive Plan;

●
Proposal Five: the authorization of the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury shares of the Company’s common stock at a ratio ranging from 1-for-3 to 1-for-75, to be determined by the Board of Directors, and to approve a corresponding amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect the reverse stock split;

●
Proposal Six: the ratification of the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2021; and

●
Proposal Seven: the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

How does the board of directors recommend I vote?

Our board of directors recommends that the stockholders vote their shares:

1.
FOR each of the three director nominees named in this proxy statement;

2.
FOR the approval, on an advisory basis, of the compensation of our named executive officers (“say-on-pay);

3.
FOR the approval, on an advisory basis, of the option of “1 Year” as the frequency at which advisory votes on executive compensation should be held (“say-on-frequency”);

4.
FOR the approval of the Company’s 2021 Equity Incentive Plan;

5.
FOR the authorization of the Board to effect a reverse stock split of the Company’s outstanding and treasury shares of the Company’s common stock at a ratio ranging from 1-for-3 to 1-for-75;

6.
FOR the ratification of the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2021; and

7.
FOR the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders at the close of business on December 23, 2021, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of the record date, there were 32,700,883 shares of our common stock outstanding and entitled to vote.

Stockholders of Record: Shares Registered in Your Name. If on December 23, 2021, your shares of our common stock were registered directly in your name with our transfer agent, Issuer Direct, then you are a stockholder of record.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If on December 23, 2021, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account or you may work with your broker to arrange to vote your shares directly. You are also invited to participate in the Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee on how to vote your shares.

For instructions on how to vote your shares at the Annual Meeting, see the “How do I vote?” section below.

Can I view a list of stockholders able to vote at the Annual Meeting?

The Company shall prepare and make, at least ten days before the Annual Meeting, a complete list of stockholders eligible to vote at the Annual Meeting that will be available for examination during regular business hours at the Company’s office located at 175 Sully’s Trail, Suite 202, Pittsford, New York 14534. The list will also be available for examination during the Annual Meeting located at 175 Sully’s Trail, Suite 202, Pittsford, New York 14534.

Who may attend the Annual Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date. Please see above for instructions on how to vote at the Annual Meeting if your shares are held in street name.

How can I submit a question at the Annual Meeting?

Stockholders who attend the Annual Meeting may submit questions during the Annual Meeting. We will respond to questions directly related to matters being voted on at the Annual Meeting during the Annual Meeting. We will respond to other questions received during the Annual Meeting promptly after the meeting. Questions regarding personal matters, including those related to employment, are not pertinent to Annual Meeting matters and therefore will not be answered.

What is “householding” and how does it impact me?

We have adopted a process called “householding” for mailing proxy materials in order to reduce printing and mailing expenses. The SEC householding rules allow us to deliver a single set of proxy materials to stockholders of record who share the same address. If you share an address with another stockholder and have received only one set of proxy materials, but you would prefer to continue receiving a separate set of proxy materials, you may request a separate copy of the proxy materials at no cost to you by writing to the Corporate Secretary of the Company at Infinite Group, Inc., 175 Sully’s Trail, Suite 202, Pittsford, New York 14534, Attention: Corporate Secretary, or by calling (585) 385-0610. Alternatively, if you are currently receiving multiple copies of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, the bank, broker or other holder of record may deliver only one copy of the proxy materials to stockholders who have the same address unless the bank, broker or other holder of record has received contrary instructions from one or more of the stockholders. If you wish to receive a separate copy of the proxy materials, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate copy. Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials and wish to receive a single copy in the future should contact their bank, broker or other holder of record to request that only a single copy be delivered to all stockholders at the shared address in the future.

What does it mean if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please vote using each proxy card or voting instruction form to ensure that all of your shares are voted.

Where can I view the proxy materials on the internet?

We are making this proxy statement and voting instructions available to stockholders on or about December 27, 2021, at www.iproxydirect.com/IMCI. We are also making our annual report and proxy card available at the same time and by the same method.

How do I vote?

Stockholder of Record. If you are a stockholder of record, there are five ways to vote:

●
By internet at www.iproxydirect.com/IMCI. We encourage you to vote this way.

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By touch tone telephone: call toll-free at 1-866-752-VOTE(8683).

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By Fax: completing and fax your proxy card to 202-521-3464.

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By completing and mailing your proxy card or voting instruction form.

●
At the Annual Meeting: Attend the Annual Meeting in person and cast your vote.

If you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, please contact Issuer Direct, at the address, email and telephone number listed below:

1 Glenwood Avenue
Suite 1001
Raleigh, North Carolina 27603
Email: proxy@issuerdirect.com
Phone: (919) 447-3740

Whether or not you plan to attend the meeting, we urge you to vote to ensure your vote is counted. You may still attend the meeting and vote your shares if you have already voted by proxy. Only the latest vote you submit will be counted. For instructions on how to change your vote, see the “Can I change my vote or revoke my proxy?” section below.

Beneficial Owner. If you hold your shares in “street name” as a beneficial owner of shares registered in the name of your broker, bank or nominee (“broker”), you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Check the voting instruction card used by that organization to see if it offers internet or telephone voting. If you wish to vote your shares at the Annual Meeting, you must obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

Instead of directing your broker how to vote your shares, you may elect to attend the Annual Meeting and vote your shares during the meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of December 23, 2021, the record date for the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are “present” at the meeting. As of the record date, there were 32,700,883 shares of our common stock issued and outstanding and entitled to vote.

If you are a stockholder of record, your shares will be counted as “present” at the meeting if:

●
You attend and vote at the meeting;

●
You have voted by internet or telephone; or

●
You have properly submitted a proxy card.

If your shares are held in street name, your shares will be counted as “present” at the meeting if your broker has voted on a discretionary item or your broker has otherwise voted based on your instructions.

Abstentions and broker non-votes on non-discretionary items will be counted towards the quorum requirement. If there is no quorum, a majority of the shares present at the meeting and entitled to vote may adjourn the meeting to another date.

How many votes are needed to approve each proposal?

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, in person or by proxy, at the Annual Meeting.

Proposal	Description	Vote Required
One	Election of the three directors	Plurality of the votes of the shares cast at the Annual Meeting

Two	To approve, on an advisory basis, of the compensation of our named executive officers (“say-on-pay”)	Affirmative vote of a majority of the shares cast on the proposal
Three	To approve, on an advisory basis, the frequency at which advisory votes on executive compensation should be held (“say-on-frequency”)

The voting frequency option that receives the highest number of votes cast by stockholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by stockholders

Four	To approve the Company’s 2021 Equity Incentive Plan	Affirmative vote of a majority of the shares cast on the proposal

Five	To authorize the Board to effect a reverse stock split of the Company’s outstanding and treasury shares of the Company’s common stock at a ratio ranging from 1-for-3 to 1-for-75.	Affirmative vote of a majority of the outstanding voting power
Six	To ratify the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2021;	Affirmative vote of a majority of the shares cast on the proposal
Seven
To approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.
Affirmative vote of a majority of the shares cast on the proposal

How are votes counted?

For Proposal 1, you may vote “FOR” or “WITHHOLD” with respect to each of the nominees. In tabulating the voting results for the election of directors, only “FOR” votes are counted. If you elect to abstain in the election of directors, the abstention will not impact the outcome of the election. Broker non-votes are not counted and will not impact the outcome of the vote.

You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to Proposals 2, 4, 5, 6 and 7. In tabulating the voting results for these proposals, “FOR” and “AGAINST” votes are counted. For Proposals 2, 4, 6 and 7 abstentions are not counted and will not impact the outcome of the vote. For Proposal 5 abstentions and broker non-votes are counted as a vote against. With respect to Proposals 2, 3, and 4 broker non-votes are not counted and will not impact the outcome of the vote.

You may vote “1 Year,” “2 Years,” “3 Years” or “ABSTAIN” with respect to Proposals 3. In tabulating the voting result for this proposal, the voting frequency option that receives the highest number of votes cast by stockholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by stockholders, and abstentions are not counted and will not impact the outcome of the vote.

Who counts the votes?

Issuer Direct has been appointed inspector of election by the Company and will tabulate votes at the Annual Meeting.

What happens if I do not give specific voting instructions?

Stockholder of Record. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. However, if you sign a proxy card and no instructions are given, the shares represented by the proxy will be voted on your behalf as follows:

1.
FOR each of the three director nominees named in this proxy statement;

2.
FOR the approval, on an advisory basis, of the compensation of our named executive officers (“say-on-pay);

3.
FOR the approval, on an advisory basis, of the option of “1 Year” as the frequency at which advisory votes on executive compensation should be held (“say-on-frequency”);

4.
FOR the approval of the Company’s 2021 Equity Incentive Plan;

5.
FOR the approval of the Board’s authority to effect a reverse stock split of the Company’s outstanding and treasury shares of the Company’s common stock at a ratio ranging from 1-for-3 to 1-for-75;

6.
FOR the ratification of the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2021; and

7.
FOR the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

In the event other business properly comes before the Annual Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

Beneficial Owner. If you are a beneficial owner and you do not provide your broker with specific voting instructions, or if you do not obtain a legal proxy that gives you the right to vote the shares electronically via the internet at the Annual Meeting, your broker is not permitted to, and will not, vote your shares on your behalf, and your shares will not be counted with respect to Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5, which are non-routine proposals. Your broker, trustee or nominee has discretionary authority to vote your uninstructed shares with respect to Proposal 6, and Proposal 7, which are routine proposals. Uninstructed shares with respect to which your broker does not have discretionary authority are known as “broker non-votes.”

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote by revoking your proxy at any time before it is voted at the Annual Meeting in any one of following ways:

●
enter a timely new vote by internet or telephone;

●
submit another properly completed, later-dated proxy card;

●
send a written notice that you are revoking your proxy to: Infinite Group, Inc., 175 Sully’s Trail, Suite 202, Pittsford, New York 14534, Attention: Corporate Secretary, which must be received no later than January 25, 2022; or

●
attend the Annual Meeting and vote during the meeting. Attending the meeting without voting during the meeting will not, by itself, revoke a previously submitted proxy unless you specifically request your prior proxy be revoked.

If you hold your shares in street name, contact your broker or other organization regarding how to revoke your instructions and change your vote. You may change your vote by submitting a later-dated vote on the internet or by telephone or by obtaining a valid legal proxy from the organization that holds your shares and attending the Annual Meeting and submitting a later vote during the meeting.

How can I find out the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Who is paying for this proxy solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting, and we will bear all of the cost involved in preparing, assembling and mailing these proxy materials and all costs of the proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally, by telephone, email or other means of communication. We will not compensate any of these persons for soliciting proxies on our behalf. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

When are stockholder proposals and director nominations due for next year’s annual meeting?

At our annual meeting of stockholders each year, our board of directors will submit to stockholders its nominees for election as directors. In addition, the board of directors may submit other matters to the stockholders for action at the annual meeting.

Our stockholders may submit proposals for inclusion in the proxy materials. These proposals must satisfy the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by September 28, 2022 to our Corporate Secretary, 175 Sully’s Trail, Suite 202, Pittsford, New York 14534.

Who should I contact if I have any questions about the Annual Meeting or how to vote?

If you have questions about the Annual Meeting, please contact our Corporate Secretary, 175 Sully’s Trail, Suite 202, Pittsford, New York 14534, or by calling (585) 385-0610.

If you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, please contact Issuer Direct, at the address, email and telephone number listed below:

1 Glenwood Avenue
Suite 1001
Raleigh, North Carolina 27603
Email: proxy@issuerdirect.com
Phone: (919) 447-3740

If your shares are held through an account with a broker, dealer, bank or other nominee, you should call your broker, dealer, bank or other nominee for additional information.

PROPOSAL ONE:
ELECTION OF DIRECTORS

The number of directors is established by the board and is currently set at three. At the Annual Meeting, the three persons listed below will be nominated as directors. The term of office of each person elected as a director will continue until the next annual meeting or until his successor has been elected and qualified, or until the director’s earlier death, resignation or removal.

All nominees have consented to serve if elected. In the event that any nominee should be unable to serve or for good cause will not serve, the proxies will be voted for the election of such other persons as the board of directors may recommend, provided that proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

The SEC’s rules require us to briefly discuss the particular experience, qualifications, attributes or skills that led our board of directors to conclude that each director or nominee for director should serve on our board of directors. We have provided this discussion in a separate paragraph immediately below the biographical information of each director.

The board of directors unanimously recommends a vote FOR the election as directors each of the nominees listed below.

Nominees for Election as Directors:

James Villa
Age: 64	Chief Executive Officer

Director since: July 2008
Mr. Villa is our Chief Executive Officer and a director. He became a director on July 1, 2008, our President on February 25, 2010 and our Chief Executive Officer on January 21, 2014. Mr. Villa was our Acting Chief Executive Officer from December 31, 2010 to January 21, 2014. Mr. Villa brings to the Board his experience with us since 2003 as well as professional experience gained from his services to a variety of public and privately held middle market businesses. Mr. Villa holds a bachelor degree in electrical engineering from Clarkson University, where he studied computer science and power transmission and distribution. Mr. Villa also has software and technology experience having acted as an IT and business consultant.

Experience and Qualifications	`
Mr. Villa’s experience as Chief Executive Officer and as a director of Infinite Group, Inc. along with his history of service to other middle market business give him the qualifications, skills and expertise to serve on the board of directors.

Donald W. Reeve
Age: 74	Chairman of the Board

Director since: December 2013
Mr. Reeve became a director on December 31, 2013. He became Chairman of the Board on August 20, 2019. Since January 2013, he has been the principal partner at ReTech Services, LLC, a management consulting practice. Previously, Mr. Reeve was Senior Vice President and Chief Information Officer for Wegmans Food Markets, Inc. (Wegmans) from May 1986 until his retirement in August 2012. In that position, he managed an information technology staff of approximately 300 professionals with responsibilities for development, application and support services of computer technology. Prior to May 1986 and since 1970, he held various positions of increasing responsibility for Wegmans. He attended Monroe Community College and SUNY Empire State College, earned an associate degree at Rochester Business Institute and is a veteran of the U.S. Army. Mr. Reeve brings to the Board the experience of managing the IT requirements for a growing company in a competitive environment. Mr. Reeve provides strategic guidance to the Board and our management as we continue to enter various commercial IT markets. Mr. Reeve has served on numerous boards and operating committees and is the past chairman of the Food Market Institute’s Information Technology committee based in Washington, DC. He formerly served as a director of the Psychology Advisory Board for Rochester Institute of Technology, a director on the board of governors at Monroe Golf Club, and as a director on the Rochester Regional Health Information Organization. Currently, Mr. Reeve serves on the boards of Frontier communications, Veterans Outreach Center of Rochester, NY, as Chair, and Eastman Savings & Loan.

Experience and Qualifications
Mr. Reeve’s experience as director and Chairman of our Board along with his experience in management consulting and information technology management give him the qualifications, skills and expertise to serve on our board of directors.

Andrew Hoyen
Age: 51	President and Chief Operating Officer

Director since: July 2017
Mr. Hoyen is our current President and Chief Operating Officer. He was initially appointed Chief Administrative Officer and Senior Vice President of Business Development on October 1, 2014. In January 2016, he was appointed Chief Operating Officer. On July 18, 2017, he was elected to the board of directors, In September 2020, he was named President in addition to his role as Chief Operating Officer.  Mr. Hoyen is responsible for developing and implementing our strategic direction through improved operations, M&A, sales and marketing, product development, and overall collaboration across the enterprise. Previously, he has served in a variety of executive roles at Toyota Material Handling North America, Eastman Kodak Company and their spin-off, Carestream Health that have enabled him to fit the roles he has played at IGI. He holds a Bachelor of Science degree in biotechnology from Worcester Polytechnic Institute, a Master of Public Health degree from State University of New York at Albany and a Master of Business Administration degree from Rochester Institute of Technology.

Experience and Qualifications
Mr. Hoyen’s experience as our President and our Chief Operating Officer along with his past positions as our Chief Administrative Officer and Senior Vice President of Business Development and his past experience in executive roles for various companies give him the qualifications, skills and expertise to serve on our board of directors.

CORPORATE GOVERNANCE

Board Meetings

The board of directors held four meetings during fiscal year 2020. Each director then in office attended at least 75% of the total of board meetings during fiscal year 2020.

Director Independence

Our Board has determined that Donald Reeve is independent in accordance with the NASDAQ’s independence standards.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the board because we believe that our corporate governance is most effective when these positions are not held by the same person. The board recognizes the differences between the two roles and believes that separating them allows each person to focus on his individual responsibilities. Under this leadership structure, our Chief Executive Officer can focus his attention on generating sales, overseeing sales and marketing, and managing the day-to-day company operations, while our Chairman can focus his attention on board responsibilities.

Although the board has not adopted a formal policy regarding the separation of the roles of the Chairman and the Chief Executive Officer, we believe that having separate positions is the appropriate leadership structure for us at this time. Depending on the circumstances, other leadership models, such as combining the role of Chairman with the role of Chief Executive Officer, might be appropriate. Accordingly, our board of directors intends to periodically review our leadership structure.

Board Diversity

Our Board believes that diversity can strengthen board performance. While we do not have a formal policy on diversity, the board considers diversity to include the skill set, background, reputation, type and length of business experience, diversity with respect to characteristics, such as gender, race and ethnicity of the board members as well as a particular nominee’s contributions to that mix. The board believes that diversity brings a variety of ideas, judgments and considerations that benefit the Company and its stockholders. Although there are many other factors, the board seeks individuals with experience on operating and growing businesses.

Director Attendance at Annual Meetings

Although the Company does not have a policy regarding director attendance of our annual meeting of stockholders, board members are encouraged to attend.

Role of the Board in Risk Oversight

The Company’s risk management function is overseen by the board. The Board focuses on risks associated with financial matters, particularly financial reporting and disclosures, accounting, internal control over financial reporting, financial policies, and compliance with legal and regulatory matters related to accounting and financial reporting. Our Board also focuses on the oversight of risks arising from our compensation policies and programs.

The board retains responsibility for general oversight of risk. Our Chairman works closely together with other members of the board when material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment. In addition, our management keeps the board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks.

Code of Business Conduct and Ethics

The board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our employees, including our executive officers and directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations and the prompt reporting of illegal or unethical behavior, and accountability for adherence to the Code of Ethics. This code of business conduct and ethics is posted on our website at https://igicybersecurity.com/.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors, executive officers, and persons who own more than 10% of the Company’s common stock to file initial reports of beneficial ownership and changes in beneficial ownership of the Company’s common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of the forms furnished to us, we believe that, during the year ended December 31, 2020, all of our executive officers, directors and greater than 10% stockholders timely filed all Section 16(a) reports, except Mr. Glickman was delinquent on filing a recent Form 4, required under Section 16, but has subsequently filed the required form.

Stockholder Communications

Stockholders may send correspondence by mail to the full board of directors or to individual directors. Stockholders should address correspondence to the board of directors or individual board members in care of: Infinite Group, Inc., 175 Sully’s Trail, Suite 202, Pittsford, New York 14534, Attention: Corporate Secretary.

All stockholder correspondence will be compiled by our Corporate Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy, or similar substantive matters will be forwarded to the board of directors or the individual director. Correspondence relating to ordinary business affairs or those matters more appropriately addressed by our officers or their designees will be forwarded to such persons accordingly.

MANAGEMENT AND EXECUTIVE OFFICERS

We are currently served by three executive officers, Mr. Villa, Ms. Hoyen, and Mr. Glickman.

James Villa, age 64, is our President and Chief Executive Officer. Mr. Villa has no family relationship with any other director or executive officer of the Company. Additional information about Mr. Villa can be found under “Proposal One: Election of Directors.”

Andrew Hoyen, age 51, is our current President and Chief Operating Officer. Mr. Hoyen has no family relationship with any other director or executive officer of the Company. Additional information about Mr. Hoyen can be found under “Proposal One: Election of Directors.”

Richard Glickman, age 59, has served as our acting Chief Accounting Officer and VP of Finance of the Company since February 2019. Mr. Glickman has no family relationship with any other director or executive officer of the Company. Mr. Glickman leads the finance department, accounting department, and human resources of the Company and oversees various tasks such as including SEC reporting, financial planning, payroll and benefits. Previously from 2015 to 2018, Mr. Glickman held the position of Chief Financial Officer for American Rock Salt Company LLC. He directed financial, IT, and risk management operations of the largest rock salt mine in the United States. This position included the development of a financial and operational strategy for the company. Mr. Glickman is also a certified accountant and holds a Master’s in Business Administration in Finance and Marketing from Simon Business School of the University of Rochester.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a summary of transactions since January 1, 2020 to which we have been a party in which any of our executive officers, directors, director nominees or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the sections of this proxy statement entitled “Executive Compensation” and “Director Compensation.”

On October 14, 2021, the Company entered into two demand notes of $12,000 and on October 14, 2021 a third for $12,000 each with James Villa, Andrew Hoyen and Donald Reeve, respectively. Subsequently Mr. Reeve was paid back on November 16, 2021.

On October 28, 2021, the Company entered into a demand note of $150,000 with its Vice President of Business Development, Richard Popper (the “Popper Note”). The interest rate for this note was 6%. On November 2, 2021, the Company entered into a subscription agreement (the “Subscription Agreement”) with its Vice President of Business Development, Richard Popper. Pursuant to the Subscription Agreement, Mr. Popper agreed to purchase an aggregate amount of 1,000,000 shares of the Company’s common stock, par value $0.001 per share, at $0.10 per share, in exchange for the conversion and cancellation of an aggregate of $100,000 principal amount of the Popper Note. The closing of the Subscription Agreement occurred concurrently with the execution of the Subscription Agreement. The closing price of the Company common stock on November 2 was $0.17 per share.

On May 25, 2021, the Company issued a short-term note payable to a board member for $100,000. The note bears a 6% interest rate and is due on March 31, 2022. The Company also issued two demand notes on September 16, 2021 payable to two board members with $30,000 payable to Donald Reeve, and $25,000 payable to Andrew Hoyen, totaling $55,000. The demand notes bear a 6% interest rate.

On May 7, 2019, we entered into a note payable agreement for up to $500,000 with Dr. Harry Hoyen. Dr. Harry Hoyen is the brother of Mr. Andrew Hoyen, our current President, Chief Operating Officer and member of our Board. The note has an interest rate of 7.5% and is due on August 31, 2026. We borrowed $200,000 during the year ended December 31, 2019, $50,000 during the year ended December 31, 2020 and $249,000 during the nine months ended. The balance is $499,000 at September 30, 2021. As consideration for providing this financing, we granted a stock option to purchase a total of 2,500,000 common shares at an exercise price of $0.02 and recorded interest expense of $14,250 in 2019 using the Black-Scholes option pricing model to determine the estimated fair value of the option.

On July 12, 2018, we issued an unsecured demand note payable to Northwest Hampton Holdings, LLC (Northwest) in the principal amount of $70,000 with interest at 6% per annum. On June 19, and July 17, 2017, we issued unsecured demand notes payable to Northwest in the principal amount of $12,000 with interest at 6% per annum. On August 1, 2019, we paid $40,000 plus accrued interest to the noteholder. On December 11, 2019, we paid $4,000 of principal only to the noteholder. On March 31, 2020, we paid $4,000 plus accrued interest to the noteholder. On July 31, 2020, we paid off the remaining $34,000 plus accrued interest to the noteholder. Mr. James Villa, our Chief Executive Officer, is the sole member of Northwest.

On June 29, 2017, we issued an unsecured demand note payable to Mr. Donald Reeve, a member of our board, in the principal amount of $20,000 with interest at 6% per annum. On December 31, 2020, we paid off the principal plus accrued interest to the noteholder.

On July 18, 2017, we entered into an unsecured line of credit financing agreement for $100,000 with Mr. Andrew Hoyen, our Chief Operating Officer and member of our Board. The LOC Agreement provides for working capital of up to $100,000 with interest at 6% due quarterly through July 1, 2022. The principal balance owed was $90,000 at September 30, 2021. In consideration for providing the financing, Mr. Andrew Hoyen was granted an option to purchase 400,000 shares of common stock at $0.04 per share with an estimated fair value of $9,960 using the Black-Scholes option-pricing model. The option expires on July 31, 2022.

On September 21, 2017, we entered into an unsecured line of credit financing agreement for $75,000 with Dr. Harry Hoyen, a related party. The LOC Agreement provides for working capital of up to $75,000 with interest at 6% due quarterly through January 2, 2023. The principal balance owed was $70,000 at September 30, 2021. In consideration for providing the financing, Mr. Harry Hoyen was granted an option to purchase 400,000 shares of common stock at $0.04 per share with an estimated fair value of $4,080 using the Black-Scholes option-pricing model. The option expires on January 2, 2023.

We are obligated under a convertible note payable to Northwest. This note’s maturity date was amended to January 1, 2024. At September 30, 2021, Northwest is the holder of a convertible note bearing interest at 6% with principal of $146,300 and convertible accrued interest of $102,586 and is convertible into shares of our common stock at a conversion price of $0.05 per share.

Generally, upon notice, prior to the maturity date, note holders can convert all or a portion of the outstanding principal on the Notes. However, the Notes are not convertible into shares of our common stock to the extent conversion would result in a change of control which would limit the use of our net operating loss carryforwards; provided, however, this limitation will not apply if we close a transaction with another third party or parties that results in a change of control which will limit the use of our net operating loss carryforwards. Prior to any conversion, the holders of the Notes are entitled to convert their Notes, on a pari passu basis and upon any such participation the requesting note holder shall proportionately adjust his conversion request such that, in the aggregate, a change of control, which will limit the use of our net operating loss carryforwards, does not occur; provided, however, the right to participate is only available to a noteholder if his Note is then convertible into 5% or more of our common stock.

On February 12, 2015, we issued a note payable to Mr. Andrew Hoyen, our current President and Chief Operating Officer, in the principal amount of $25,000 with interest at 7% per annum which matured on March 31, 2018. During, 2019, Mr. Hoyen extended the maturity date to March 31, 2021. During, 2021, Mr. Hoyen extended the maturity date to June 30, 2023. At the election of the holder, the principal of the note is convertible into shares of our common stock at a conversion price of $0.10 per share for a total of 250,000 shares.

EXECUTIVE COMPENSATION

This proxy statement contains information about the compensation earned and paid to our named executive officers during fiscal year 2020 and fiscal year ended December 31, 2019 (“fiscal year 2019”). For fiscal year 2020, in accordance with the executive compensation disclosure rules and regulations of the SEC, we determined that the following officers were our named executive officers:

●
James Villa, our Chief Executive Officer;

●
Andrew Hoyen, our President and Chief Operating Officer; and

●
Richard Glickman, our Vice President of Finance and Chief Accounting Officer.

Summary Compensation Table

Name and Principal Position	Year	Salary	Option Awards*	Total
James Villa	2020	$238,664	$0	$238,664
Chief Executive Officer	2019	$223,401	$5,575	$228,976
Andrew Hoyen	2020	$225,078	$0	$225,078
President and Chief Operating Officer	2019	$214,251	$8,875	$223,126
Richard Glickman	2020	$114,235	$1,783	$116,018
VP Finance and Chief Accounting Officer	2019	$97,308	$3,325	$100,633

* The amounts in this column reflect the grant date fair value for stock option awards granted during the year and do not reflect whether the recipient has realized a financial gain from such awards such as by exercising stock options. The fair value of the stock option awards was determined using the Black-Scholes option pricing model. See Note 10 to the financial statements in our annual report regarding assumptions underlying valuation of equity awards.

Employment and Consulting Agreements with Named Executive Officers

We do not have any employment agreements with any of our named executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards for our Named Executive Officers as of December 31, 2020.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
James Villa	500,000	-	$.115	1/20/2024
	500,000	-	$.04	9/29/2021
	250,000	-	$.05	12/22/2024
	250,000	-	$.12	11/16/2025

Andrew Hoyen	250,000	-	$.02	6/1/2026
	500,000	-	$.04	9/29/2021
	400,000	-	$.04	7/31/2022
	100,000	-	$.04	7/17/2022
	200,000	-	$.04	12/09/2024
	250,000	-	$.05	12/22/2024

Richard Glickman	200,000	-	$.02	7/23/2024
	50,000	-	$.04	12/9/2024
	25,000	-	$.12	7/12/2025

DIRECTOR COMPENSATION

Effective August 13, 2019, we established that in connection with rendering services as a Board of Directors, each non-management Director may receive compensation, as applicable to each Director, if approved by the Board. Directors are reimbursed for the costs relating to attending Board meetings.

Effective August 20, 2019, the Board resolved to compensate Donald W. Reeve $12,000 annually as Chairman of the Board.

Director Compensation Fiscal Year Ending Dec. 31, 2020
Name	Fees earned or paid in cash	Stock Award	Option Award	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Donald W. Reeve	$12,000	-	-	-	-	-	$12,000

At December 31, 2020, Donald W. Reeve held exercisable options for:

●
600,000 shares of our common stock at an exercise price of $0.05 per share which expires on November 30, 2024;

●
500,000 shares of common stock at an exercise price of $0.15 per share which expires on September 4, 2023; and

●
800,000 shares of common stock at an exercise price of $0.04 per share which expires on September 29, 2021; and

●
250,000 shares of common stock at an exercise price of $0.05 per share which expires on December 22, 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCK HOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our common stock, our only class of voting securities, as of the record date by 1) each person known to us to be the beneficial owner of more than 5% of our outstanding shares; 2) each director; 3) each Named Executive named in the Summary Compensation Table above; and 4) all directors and executive officers as a group. The percentages shown in the table are based on 32,700,883 shares of common stock outstanding as of December 23, 2021, the record date for the Annual Meeting.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the individuals listed in the table below is c/o Infinite Group, Inc., 175 Sully’s Trail, Suite 202, Pittsford, New York 14534.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Ownership
Richard Glickman	340,000	(1)	1.0%
Andrew Hoyen	2,136,734	(2)	6.3%
Donald W. Reeve	2,981,460	(3)	8.8%
James Villa	7,330,117	(4)	18.9%
All Directors and Officers (4 persons) as a group	12,788,310	(5)	35.0%

5% Stockholders:
Paul J. Delmore
One America Place
600 West Broadway, 28th Floor
San Diego, CA 92101	2,545,151	(6)	7.8%

Harry A. Hoyen	2,900,000	(7)	8.1%
Marblehead, OH 43440

James Leonardo	2,500,000		7.6%
435 Smith Street
Rochester, New York 14608

Richard Popper	1,787,455	(8)	5.5%

(1)
Includes 300,000 shares subject to currently exercisable options.

(2)
Includes 250,000 shares, which are issuable upon the conversion of a note in the principal amount of $25,000; and 1,200,000 shares subject to currently exercisable options.

(3)
Includes 1,350,000 shares subject to currently exercisable options.

(4)
Includes 5,018,117 shares, which are issuable upon the conversion of notes to Northwest Hampton Holdings, LLC, whose sole member is James Villa, including principal plus interest in the amount of $250,906; and 1,000,000 shares subject to currently exercisable options.

(5)
Assumes that all currently exercisable options, which total 3,850,000 shares, and convertible securities, which total 5,220,980 shares, owned by members of the group have been exercised.

(6)
Includes 2,360,000 shares owned of record by Upstate Holding Group, LLC, an entity wholly-owned by Mr. Delmore.

(7)
Consists of 2,900,000 shares subject to currently exercisable options.

(8)
Includes 75,000 shares subject to currently exercisable options.

PROPOSAL TWO:
TO APPROVE, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE
OFFICERS (“SAY-ON-PAY”)

Section 14A of the Securities Exchange Act of 1934, as amended, requires us to provide our stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers (referred to as a “say-on-pay” vote). The next required vote on the “say-on-pay” vote will be determined by the Board under the advisement of the vote on Proposal 3, the “say-on-frequency” vote.

We are asking our stockholders to indicate their support and approval for our named executive officer compensation as described in the “Executive Compensation” section of this proxy statement. We believe that our compensation program for our named executive officers is designed to create value for our stockholders over the long term and appropriately aligns pay with performance.

For the reasons summarized above, and as discussed in more detail in the “Executive Compensation” section of this proxy statement, our board of directors is asking our stockholders to vote for the following advisory resolution:

RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables, and related narrative discussion, is hereby approved.

The say-on-pay vote is advisory, and therefore it is not binding on our board of directors. Nevertheless, our board of directors value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for our named executive officers.

The board of directors recommends that you vote FOR the proposal to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”).

PROPOSAL THREE:
TO VOTE, ON A NON-BINDING ADVISORY BASIS, WHETHER A NON-BINDING ADVISORY VOTE
ON INFINITE GROUP, INC.’S NAMED EXECUTIVE OFFICER COMPENSATION SHOULD BE HELD
EVERY ONE, TWO OR THREE YEARS (“SAY-ON-FREQUENCY”)

In addition to the advisory vote on executive compensation described in Proposal 2, pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote, on a non-binding, advisory basis, on the frequency of future votes to approve the compensation of our Named Executive Officers. This non-binding “frequency” vote is required to be submitted to our stockholders at least once every six years. Stockholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our Named Executive Officers every one, two or three years, or abstain.

The Board has determined that holding an advisory vote to approve the compensation of our Named Executive Officers every year is the most appropriate policy at this time and recommends that future advisory votes to approve the compensation of our Named Executive Officers occur every year. The Board believes that a say-on-pay vote should be conducted every year so that stockholders may annually express their views on the Company’s executive compensation program and so the Board may address stockholder concerns with executive compensation more frequently.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. The voting frequency option that receives the highest number of votes cast by stockholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by stockholders. Although this advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers is nonbinding, the Board will carefully review and consider the voting results when determining the frequency of future advisory votes to approve the compensation of our Named Executive Officers.

The Board recommends that the stockholders vote to conduct future advisory votes to approve the compensation of our Named Executive Officers every year.

PROPOSAL FOUR:
APPROVAL OF THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the adoption of the Infinite Group, Inc. 2021 Equity Incentive Plan (the “2021 Plan”). Our Board approved and adopted the 2021 Plan on December 15, 2021, subject to stockholder approval. The 2021 Plan is now being submitted to our stockholders for their approval.

The 2021 Plan will become effective upon stockholder approval, and no awards may be granted under the 2021 Plan after the date that is 10 years from the date the 2021 Plan was last approved by our stockholders.

If approved, the 2021 Plan will replace the Company’s 2019 Stock Option Plan (the “2019 Plan”) and the Company’s 2020 Stock Option Plan (the “2020 Plan,” and together with the 2019 Plan, the “Prior Plans”), and no further awards would be granted under the Prior Plans.

The closing stock price of a share of the Company’s common stock as reported on the OTCQB on December 23, 2021, our record date, was $0.0801.

Description of the 2021 Plan

The full text of the 2021 Plan is attached to this proxy statement as Appendix A. The principal terms of the 2021 Plan are described below, but the description is qualified in its entirety by reference to the 2021 Plan itself. In the event of a conflict between the description and the terms of the 2021 Plan itself, the terms of the 2021 Plan will govern. The 2021 Plan will not become effective unless approved by our stockholders.

Purpose

The purpose of the 2021 Plan is to promote stockholder value and our future success by providing appropriate retention and performance incentives to employees and non-employee directors of the Company or its affiliates, and any other individuals who perform services for the Company or its affiliates.

Administration

Except as noted below, the 2021 Plan will be administered by a committee of the Board (the “Committee”). If Company’s shares of common stock are not listed on a national securities exchange, the Committee shall be appointed by the Board from among its members, or if a separate committee is not specifically established, the Board shall constitute the Committee. If Company’s shares of common stock are listed on a national securities exchange, the Committee will be the then existing Compensation Committee of the Board, and each member of the Committee will be required to be both a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act of 1934, as amended (the “Exchange Act”), and a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the exchange on which the Company’s shares of common stock are traded.

The Committee will have the authority to select the employees and other individuals (other than non-employee directors) to receive awards under the 2021 Plan, to determine the type, size and terms of the award to be made to each individual selected, to determine the time when awards will be granted, to establish performance objectives, and to prescribe the form of award agreement. The Committee is also authorized to interpret the 2021 Plan and the awards granted under the 2021 Plan, to establish, amend and rescind any rules and regulations relating to the 2021 Plan, and to make any other determinations that it deems necessary or desirable for the administration of the 2021 Plan. The Committee may authorize any one or more of its members or any officer of the Company or any affiliate to execute and deliver documents or to take any other action on behalf of the Committee with respect to awards made or to be made to participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act.

The Board has all the powers otherwise vested in the Committee by the terms of the 2021 Plan in respect of awards granted to non-employee directors.

Notwithstanding the foregoing, except for permitted adjustments in connection with a corporate transaction or recapitalization, neither the Committee nor the Board may, without the prior approval of the stockholders of the Company, (a) reduce, directly or indirectly, the per-share exercise price of an outstanding option or stock appreciation right after it is granted; (b) cancel an option or stock appreciation right when the exercise price of the option or stock appreciation right exceeds the fair market value of a share in exchange for cash or another award (other than in connection with a change in control); or (c) take any other action that is treated as a repricing under United States generally accepted accounting principles or by the rules or regulations of the exchange on which the Company’s shares are traded.

No member of the Committee and no officer of the Company will be liable for anything done or omitted to be done by him or her, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the 2021 Plan, except for his or her own willful misconduct or gross negligence, or as expressly provided by applicable law, and the Company will indemnify each member of the Committee and officer of the Company against any such liability.

Eligible Participants

Employees and non-employee directors of the Company or its affiliates, and other individuals who perform services for the Company or any of its affiliates, are eligible to receive awards under the 2021 Plan. As of December 23, 2021, approximately 65 persons, including 3 executive officers, 1 non-employee director and no other individuals may be considered for awards under the 2021 Plan.

Neither the Committee nor the Board has made any decisions with respect to the individuals who may receive awards under the 2021 Plan on or after January 26, 2022 or the amount or nature of future awards.

Authorized Shares

The maximum number of shares of Common Stock available for grant and issuance under the 2021 Plan will be (a) 4,500,000, plus (b) any shares of Common Stock that are subject to options granted under the Prior Plans that expire, are forfeited or canceled or terminate for any other reason without the issuance of shares under the Prior Plans on or after January 26, 2022, plus (c) any shares of Common Stock that are subject to options granted under the Prior Plans that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any option under the Prior Plans on or after January 26, 2022.

Awards will be counted against the available share reserve on the date of grant, based on the maximum number of shares that may be issued pursuant to the award. Any shares of Common Stock related to awards issued under the 2021 Plan that are forfeited, canceled, expired or otherwise terminated without the issuance of shares of Common Stock for any reason will be added back and again be available for issuance under the 2021 Plan. In addition, shares of Common Stock that are retained or reacquired by the Company to satisfy the exercise price or purchase price of an award or to satisfy the tax withholding obligation in connection with an award, as well as any shares of Common Stock covered by an award that is settled in cash, will be added back and again be available for issuance under the 2021 Plan.

Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any affiliate, or with which the Company or any affiliate combines, will not reduce the maximum number of shares of Common Stock that may be issued under the 2021 Plan.

Types of Awards

The 2021 Plan allows for the granting of the following types of awards: stock options (both incentive stock options and nonqualified stock options); stock appreciation rights; restricted stock; restricted stock units; and other stock-based awards. Each award granted under the 2021 Plan is subject to an award agreement containing the particular terms and conditions of that award, subject to the limitations imposed by the 2021 Plan.

Stock Options. A stock option is the right to purchase a specified number of shares for a specified exercise price. Stock options may be either (a) incentive stock options, which are stock options that meet the requirements under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or (b) nonqualified stock options, which are stock options that do not meet the requirements of Section 422 of the Code or that are designated as a nonqualified stock option. Only employees of the Company and certain of its affiliates may receive awards of incentive stock options, and incentive stock options are subject to additional limitations. Stock options (other than stock options assumed or granted in substitution for outstanding stock options of a company acquired by the Company or any affiliate) are subject to the following: (i) the exercise price shall be equal to or greater than the fair market value of the shares subject to such stock option on the date of grant; and (ii) the expiration date shall be no later than 10 years from the date of grant. The exercise price may be payable either in (1) cash, (2) if permitted by the Committee, by delivery of irrevocable instructions to a broker to deliver promptly the proceeds from the sale of shares, (3) if permitted by the Committee, by tendering shares previously acquired, (4) if permitted by the Committee, by withholding shares that would otherwise be issued having a fair market value on the exercise date equal to the exercise price, or (5) any combination of the foregoing.

Stock Appreciation Rights. A stock appreciation right is a right to receive cash or other property based on the increase in the value of a share over the per share exercise price. Stock appreciation rights (other than stock appreciation rights assumed or granted in substitution for outstanding stock appreciation rights of a company acquired by the Company or any affiliate) are subject to the following: (a) the exercise price shall be equal to or greater than the fair market value of the shares subject to such stock appreciation right on the date of grant; and (b) the expiration date shall be no later than 10 years from the date of grant.

Restricted Stock. Restricted stock is an award of shares that is subject to vesting conditions. Prior to the expiration of the vesting period, unless otherwise determined by the Committee, a participant who has received an award of restricted stock has the right to vote and to receive dividends on the underlying unvested shares, subject, however, to the restrictions and limitations imposed pursuant to the 2021 Plan and award agreement.

Restricted Stock Units. A restricted stock unit is an award that is valued by reference to shares, which may be paid to a participant upon vesting in shares, cash or other property.

Other Stock-Based Awards. An other stock-based award is an award denominated or payable in shares, other than a stock option, stock appreciation right, restricted stock or restricted stock unit. Other stock-based awards may be settled in cash, shares or other property.

Dividend Equivalents. Awards other than stock options and stock appreciation rights may include the right to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish.

Award Limitations

Non-Employee Director Award Limitation. The aggregate of (a) the grant date fair value for financial reporting purposes of any awards granted during any fiscal year to a non-employee director, and (b) the total amount of any cash fees or other property paid to such non-employee director during the fiscal year, in respect of the director’s service as a member of the Board during such year, shall not exceed $250,000.

Incentive Stock Options. Incentive stock options may be granted only to employees of the Company or an affiliate, provided such affiliate is also a “parent corporation” of the Company within the meaning of Section 424(e) of the Code or a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code, on the date of grant. The aggregate fair market value (determined as of the time the incentive stock option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its affiliates) shall not exceed $100,000, and any incentive stock option or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as a nonqualified stock option. If, at the time an incentive stock option is granted, the employee recipient owns (after application of the rules contained in Section 424(d) of the Code) shares of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, then: (a) the exercise price for such incentive stock option will be at least 110% of the fair market value of the shares of Common Stock subject to such incentive stock option on the date of grant; and (b) such incentive stock option will not be exercisable after the date five years from the date such incentive stock option is granted. The maximum number of shares of Common Stock that may be issued under the 2021 Plan pursuant to incentive stock options may not exceed, in the aggregate, 4,500,000.

Vesting Conditions. The vesting of an award may be conditioned upon a participant’s continued employment with or service to the Company or its affiliates or the achievement of specified performance objectives.

Transferability. A participant’s rights in an award may be assigned or transferred only in the event of death; provided, however, that the Committee may allow a participant to assign or transfer without consideration an award (other than an incentive stock option) to one or more members of his or her immediate family, to a partnership of which the only partners are the participant or members of the participant’s immediate family, or to a trust established by the participant for the exclusive benefit of the participant or one or more members of his or her immediate family. Incentive stock options may not be transferable by a participant other than by will or the laws of descent and distribution and may only be exercisable during the participant’s lifetime by the participant.

Tax Withholding

The exercise or payment of awards and the issuance of shares under the 2021 Plan is conditioned upon a participant making satisfactory arrangements for the satisfaction of any liability to withhold federal, state, local or foreign income or other taxes. In accordance with rules established by the Committee, the required tax withholding obligations may be settled in cash, or with shares, including shares that are part of the award that gives rise to the withholding requirement.

Effect of Certain Events

Death, Disability or Termination. The Committee may include in an award agreement provisions related to the death, disability or termination of employment or service of a participant, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award.

Change in Control. The Committee may provide in an award agreement provisions relating to a “change in control” of the Company, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award.

“Change in control” generally means the occurrence of any one or more of the following events:

(a)
an individual, entity or group of persons acquires the ownership, directly or indirectly, of the Company’s securities representing more than 50% of the combined voting power of the Company’s outstanding securities, other than (i) through a merger, consolidation or similar transaction; (ii) in connection with a financing by the Company through the issuance of equity securities; or (iii) by an overall reduction in the number of the Company’s outstanding securities;

(b)
a merger, consolidation or similar transaction in which the Company’s stockholders immediately before such transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction;

(c)
a sale, lease, exclusive license or other disposition of all or substantially all of the Company’s assets, other than to an entity more than 50% of the combined voting power of which is owned by the Company’s stockholders in substantially the same proportions as their ownership of the Company’s outstanding voting securities immediately prior to such transaction;

(d)
a majority of the members of the Board serving on the date the 2021 Plan is approved by the stockholders (the “Incumbent Board”) were no longer serving on the Board within any 12-month period; provided that any new Board member approved or recommended by a majority of the Incumbent Board then in office (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) will be considered a member of the Incumbent Board; or

(e)
the complete dissolution or liquidation of the Company.

No change in control shall be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

Recoupment

Notwithstanding anything in the 2021 Plan or in any award agreement to the contrary, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or stock exchange listing conditions, in each case as in effect from time to time, to recoup compensation of whatever kind paid under the 2021 Plan by the Company at any time. No such recoupment of compensation will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement between a participant and the Company.

Adjustments

In the event of any change in the outstanding shares of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, consolidation, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, partial or complete liquidation of the Company or similar event, the Board shall adjust the (a) the class and aggregate number of shares available under the 2021 Plan; (b) the class, number and exercise price of outstanding stock options and stock appreciation rights granted under the 2021 Plan; and (c) the class and number of shares subject to any other awards granted under the 2021 Plan and the terms of such awards (including, without limitation, any applicable performance goals), as may be determined to be appropriate by the Board.

Amendments and Termination

The 2021 Plan may be amended in whole or in part at any time and from time to time by the Board, and the terms of any outstanding award under the 2021 Plan may be amended from time to time by the Board in its discretion provided that no amendment may be made without stockholder approval if such amendment would (a) increase the number of shares available for grant under the 2021 Plan; (b) change the class of persons eligible to receive incentive stock options; (c) decrease the minimum stock option or stock appreciation right exercise price; (d) amend or repeal the prohibitions against repricing or exchange; or (e) require stockholder approval under applicable law, regulation, rule or securities exchange listing requirement. No amendment may adversely affect in a material manner any right of a participant under an award without his or her written consent.

The 2021 Plan may be suspended in whole or in part at any time and from time to time by the Board. The 2021 Plan shall terminate upon the adoption of a resolution of the Board terminating the 2021 Plan. No award may be granted under the 2021 Plan after the date that is 10 years from the date the 2021 Plan was last approved and adopted by the stockholders of the Company. No termination of the 2021 Plan shall materially alter or impair any of the rights or obligations of any person, without his or her consent, under any award granted under the 2021 Plan.

New Plan Benefits

The benefits or amounts to be received by or allocated to participants and the number of shares to be granted under the 2021 Plan cannot be determined at this time because the amount and form of grants to be made to any eligible participant in any year is determined at the discretion of the Committee or Board, as applicable.

Certain U.S. Federal Income Tax Consequences of 2021 Plan Awards

The following discussion is intended to provide only a general outline of the U.S. federal income tax consequences of participation in the 2021 Plan and the receipt of awards or payments thereunder by participants subject to U.S. taxes. It does not address any other taxes imposed by the United States, taxes imposed by any state or political subdivision thereof or foreign jurisdiction, or the tax consequences applicable to participants who are not subject to U.S. taxes. The discussion set forth below does not purport to be a complete analysis of all potential tax consequences relevant to recipients of awards, particular circumstances, or all awards available under the 2021 Plan. It is based on U.S. federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

Nonqualified stock options. A participant who exercises a nonqualified stock option recognizes taxable ordinary income in the year the stock option is exercised in an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the exercise price. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. Any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain but will not result in any further deduction for the Company.

Incentive stock options. A participant who exercises an incentive stock option does not recognize ordinary income at the time of exercise (although, the participant may be subject to alternative minimum tax), and the Company is not entitled to a tax deduction. Upon the disposition of the shares obtained from the exercise of the incentive stock option more than two years after the date of grant and more than one year after the date of exercise, the excess of the sale price of the shares over the exercise price of the incentive stock option is taxed as long-term capital gain. If the shares are sold within two years of the grant date and/or within one year of the date of exercise, the excess of the fair market value of the shares on the date of exercise (or sale proceeds if less) over the exercise price is taxed as ordinary income, and, subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction for this amount; any remaining gain is taxed as short-term capital gain, without a Company tax deduction.

Stock appreciation rights. A participant who exercises a stock appreciation right recognizes taxable ordinary income in the year the stock appreciation right is exercised in an amount equal to the cash and/or the fair market value of any shares or other property received. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

Restricted stock, restricted stock units and other stock-based awards. A participant normally will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of shares of restricted stock, restricted stock units or other stock-based awards. When the restricted stock vests, the restricted stock units settle or the other stock-based awards are paid or settle, the participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares or other property received at that time, less the amount, if any, paid for the shares, and, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled at that time to a deduction in the same amount. However, a participant may elect to recognize taxable ordinary income in the year shares of restricted stock are granted in an amount equal to the excess of their fair market value at the grant date, determined without regard to certain restrictions, over the amount, if any, paid for the shares. In that event, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled to a deduction in such year in the same amount. Any gain or loss realized by the participant upon the subsequent disposition of shares received will be taxed as short-term or long-term capital gain, but will not result in any further deduction for the Company.

Equity Compensation Plan Information as of December 31, 2020

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	990,000	$0.10	-
Equity compensation plans not approved by security holders(1)	5,865,500	$0.05	561,500
Individual equity award agreements not approved by security holders(2)	5,575,000	$0.05	-
Total	12,430,500	$0.05	561,500

(1) Represents grants under the Company’s 2009 Stock Option Plan (the “2009 Plan”), the 2019 Plan and the 2020 Plan. The material terms of the 2009 Plan, the 2019 Plan and the 2020 Plan are summarized in Item 12 of the Company’s Annual Report for the fiscal year ended December 31, 2020.

(2) Represents the following individual stock option grants that have not been approved by security holders:

(a) A nonqualified stock option granted on September 5, 2013 to Donald W. Reeve to purchase up to 500,000 shares of Common Stock at the price of $0.15 per share. The option is fully vested and expires September 5, 2023.

(b) A nonqualified stock option granted on December 1, 2014 to Donald W. Reeve to purchase up to 600,000 shares of Common Stock at the price of $0.05 per share. The option is fully vested and expires December 1, 2024.

(c) A nonqualified stock option granted on September 30, 2016 to Donald W. Reeve to purchase up to 800,000 shares of Common Stock at the price of $0.04 per share. The option was exercised on September 16, 2021 before it expired on September 30, 2021.

(d) A nonqualified stock option granted on December 28, 2017 to Harry A. Hoyen to purchase up to 400,000 shares of Common Stock at the price of $0.04 per share. The option is fully vested and expires January 2, 2023.

(e) A nonqualified stock option granted on May 14, 2019 to Harry A. Hoyen to purchase up to 2,500,000 shares of Common Stock at the price of $0.02 per share.  The option is fully vested and expires August 31, 2026.

(f) A nonqualified stock option granted on December 31, 2020, that was transferred to Pittsford Management LLC, to purchase up to 25,000 shares of Common Stock at the price of $0.10 per share. The option vested immediately and expires December 31, 2023.

(g) Pittsford Management LLC forfeited 473,000 options exercisable at $0.0925 and expiring August 11, 2021 and was granted 200,000 options exercisable at $0.1925 and expiring April 5, 2031.

The board of directors recommends that you vote FOR the proposal to approve the 2021 Equity Incentive Plan.

PROPOSAL FIVE:
REVERSE STOCK SPLIT OF OUR COMMON STOCK AND RELATED AMENDMENT TO
CERTIFICATE OF INCORPORATION

Overview

Our Board has determined it to be advisable and in the best interest of the Company and its stockholders and is submitting to the stockholders for their approval a proposed amendment to our Certificate of Incorporation that would effect a reverse stock split of our issued and outstanding common stock and treasury stock (the “Reverse Split”) at a ratio ranging from 1-for-3 to 1-for-75, with the final ratio to be determined by the Board in its discretion following the approval by the stockholders, without the proportional reduction in the number of shares of common stock the Company is authorized to issue.

If the Board, following the approval by the stockholders, decides in its discretion to effect the Reverse Split, it would set the Reverse Split ratio from the range described in this Proposal 5 and the Certificate of Incorporation would be amended accordingly. Approval of this Reverse Split proposal will authorize the Board in its discretion to effect the Reverse Split at any of the ratios within the range described above, or not to effect the Reverse Split. A form of the Certificate of Amendment to the Certificate of Incorporation that would be filed with the Secretary of State of Delaware to effect the Reverse Split is set forth in Appendix B (the “Certificate of Amendment”). However, such form is subject to amendment to include such changes as may be required by the office of the Secretary of State of Delaware or as the Board deems necessary and advisable to effect the Reverse Split. If at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State, the Board determines that it would not be in the best interest of the Company and its stockholders to effect the Reverse Split, in accordance with Delaware law and notwithstanding the approval by the stockholders, the Board may abandon the Reverse Split without further action by the stockholders.

We believe that giving the Board the discretion to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits for our stockholders. By voting in favor of the Reverse Split, you are expressly authorizing the Board to select one ratio from among the ratios set forth in this Proposal 5. If the stockholders approve this Proposal 5, the Board would effect the Reverse Split only upon the Board’s determination that the Reverse Split would be in the best interest of the Company and its stockholders at that time. In determining whether to implement the Reverse Split and selecting the Reverse Split ratio, our Board will consider several factors, including:

●
the initial listing requirements of The Nasdaq Capital Market, including the minimum bid price requirement;

●
the historical trading price and trading volume of our common stock;

●
the then prevailing trading price and trading volume for our common stock;

●
the anticipated impact of the Reverse Split on the trading price of and market for our common stock; and

●
the prevailing general market and economic conditions.

If approved by the stockholders, the authorization to effect the Reverse Split will remain effective until our common stock is listed on a national securities exchange or one year from the date of the Annual Meeting, whichever is earlier.

Reasons for the Reverse Split

The purpose of the Reverse Split is to increase the market price of our common stock in connection with the contemplated listing of our common stock on The Nasdaq Capital Market. The Board intends to implement the Reverse Split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for our common stock.

The Board believes that effecting the Reverse Stock Split is desirable for a number of reasons, including:

List our common stock on The Nasdaq Capital Market. Our common stock is currently quoted on the Over The Counter (OTC) Bulletin Board and on the OTCQB market under the symbol “IMCI”. On December 23, 2021, the last sale price of our common stock was $0.0801 per share. We intend to apply to have our common stock listed on The Nasdaq Capital Market. We expect that the Reverse Split will increase the market price of our common stock so that we will be able to meet the minimum bid price requirement of the listing rules of The Nasdaq Capital Market.

Broaden our investor base. We believe the Reverse Split may increase the price of our common stock and thus may allow a broader range of institutional investors with the ability to invest in our common stock. For example, many funds and institutions have investment guidelines and policies that prohibit them from investing in stocks trading below a certain threshold. We believe that increased institutional investor interest in the Company and our common stock will potentially increase the overall market for our common stock.

Increase Analyst and Broker Interest. We believe the Reverse Split would help increase analyst and broker-dealer interest in our common stock as many brokerage and investment advisory firms’ policies can discourage analysts, advisors, and broker-dealers from following or recommending companies with low stock prices. Because of the trading volatility and lack of liquidity often associated with lower-priced stocks, many broker-dealers have adopted investment guidelines, policies and practices that either prohibit or discourage them from investing in or trading such stocks or recommending them to their customers. Some of those guidelines, policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to broker-dealers. While we recognize that we will remain a “penny stock” under the SEC rules, if our common stock is not listed on The Nasdaq Capital Market, we expect the increase in the stock price resulting from the Reverse Split will position us better if our business continues to grow as we anticipate. Additionally, because brokers’ commissions and dealer mark-ups/mark-downs on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions and mark-ups/mark-downs on higher-priced stocks, the current average price per share of our common stock can result in stockholders or potential stockholders paying transaction costs representing a higher percentage of the total share value than would otherwise be the case if the share price were substantially higher.

Certain Risks Associated with the Reverse Split

If the Reverse Split does not result in a proportionate increase in the price of our common stock, we may not be able to list our common stock on The Nasdaq Capital Market.

We expect that the Reverse Split of will increase the market price of our common stock so that we will be able to meet the minimum bid price requirement of the listing rules of The Nasdaq Capital Market. However, the effect of Reverse Split upon the market price of our common stock cannot be predicted with certainty, and the results of reverse stock splits by companies in similar circumstances have been varied. It is possible that the market price of our common stock following the Reverse Split will not increase sufficiently for us to be in compliance with the minimum bid price requirement. If we are unable meet the minimum bid price requirement, we may be unable to list our shares on The Nasdaq Capital Market.

Even if the Reverse Split achieves the requisite increase in the market price of our common stock, we cannot assure you that we will be able to continue to comply with the minimum bid price requirement of The Nasdaq Capital Market.

Even if the reverse stock split achieves the requisite increase in the market price of our common stock to be in compliance with the minimum bid price of The Nasdaq Capital Market, there can be no assurance that the market price of our common stock following the Reverse Split will remain at the level required for continuing compliance with that requirement. It is not uncommon for the market price of a company’s common stock to decline in the period following a reverse stock split. If the market price of our common stock declines following the effectuation of the Reverse Split, the percentage decline may be greater than would occur in the absence of a reverse stock split. In any event, other factors unrelated to the number of shares of our common stock outstanding, such as negative financial or operational results, could adversely affect the market price of our common stock and jeopardize our ability to meet or maintain The Nasdaq Capital Market’s minimum bid price requirement.

Even if the Reverse Split increases the market price of our common stock, our stock price could fall and we could be delisted from The Nasdaq Capital Market.

The Nasdaq Capital Market requires that the trading price of its listed stocks remain above one dollar in order for the stock to remain listed. If a listed stock trades below one dollar for more than 30 consecutive trading days, then it is subject to delisting from The Nasdaq Capital Market. In addition, to maintain a listing on The Nasdaq Capital Market, we must satisfy minimum financial and other continued listing requirements and standards, including those regarding director independence and independent committee requirements, minimum stockholders’ equity, and certain corporate governance requirements. If we are unable to satisfy these requirements or standards, we could be subject to delisting. Such a delisting would likely have a negative effect on the price of our common stock and would impair your ability to sell or purchase our common stock when you wish to do so. In the event of a delisting, we would expect to take actions to restore our compliance with the listing requirements, but we can provide no assurance that any such action taken by us would allow our common stock to become listed again, stabilize the market price or improve the liquidity of our common stock, prevent our common stock from dropping below the minimum bid price requirement, or prevent future non-compliance with the listing requirements.

The Reverse Split may decrease the liquidity of our common stock.

The liquidity of the shares of our common stock may be affected adversely by the reverse stock split given the reduced number of shares that will be outstanding following the Reverse Split, especially if the market price of our common stock does not increase as a result of the Reverse Split. In addition, the Reverse Split may increase the number of stockholders who own odd lots (less than 100 shares) of our common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.

Following the Reverse Split, the resulting market price of our common stock may not attract new investors, including institutional investors, and may not satisfy the investing requirements of those investors. Consequently, the trading liquidity of our common stock may not improve.

Although we believe that a higher market price of our common stock may help generate greater or broader investor interest, there can be no assurance that the Reverse Split will result in a share price that will attract new investors, including institutional investors. In addition, there can be no assurance that the market price of our common stock will satisfy the investing requirements of those investors. As a result, the trading liquidity of our common stock may not necessarily improve.

Principal Effects of the Reverse Split

If approved and implemented, the principal effects of the Reverse Split would include the following:

●
the number of outstanding shares of the Company’s common stock and treasury stock will decrease based on the Reverse Split ratio selected by the Board;

●
the number of shares of the Company’s common stock held by individual stockholders will decrease based on the Reverse Split ratio selected by the Board, and the number of stockholders who own “odd lots” of less than 100 shares of our common stock will increase;

●
the number of shares common stock reserved for issuance under our 2021 Plan will be reduced proportionally based on the Reverse Split ratio selected by the Board (along with any other appropriate adjustments or modifications); and

●
the exercise price of our outstanding stock options and warrants and the conversion price of our outstanding convertible securities, including debt securities, and the number of shares reserved for issuance upon exercise or conversion thereof will be adjusted in accordance with their terms based on the Reverse Split ratio selected by the Board.

The Reverse Split will not change the number of authorized shares of our common stock or preferred stock, or the par value of the common stock or preferred stock.

The table below shows, as of the Record Date, the approximate number of outstanding shares of our common stock (excluding treasury shares) that would result from the Reverse Split ratios (without giving effect to the treatment of fractional shares) based on 32,700,883 shares of common stock issued and outstanding as of December 23, 2021:

Reverse Stock Split Ratio	Shares of Common Stock Outstanding After the Reverse Stock Split
1-for-3	10,900,295
1-for-50	654,018
1-for-75	436,012

If the Reverse Split ratio is between the two numbers in the table above, the number of outstanding shares will be proportionately reduced.

If effected, the Reverse Split also would reduce our treasury shares proportionately based on the Reverse Split ratio. As of the Record Date, we had no shares of common stock held as treasury shares.

Shares of common stock after the Reverse Split will be fully paid and non-assessable. The amendment will not change any of the other terms of our common stock. The shares of common stock after the Reverse Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of common stock prior to the Reverse Split. Following the Reverse Split, we will continue to be subject to the reporting requirements of the Exchange Act.

Because the number of authorized shares of our common stock will not be reduced, an overall effect of the Reverse Split of the outstanding common stock will be an increase in authorized but unissued shares of our common stock. These shares may be issued by our Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock and preferred stock.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Split. We will round up any fractional shares resulting from the Reverse Split to the nearest whole share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of common stock following the proposed Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

Procedure for Implementing the Reverse Split

The Reverse Split, if approved by our stockholders, would become effective following the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware as of the time of filing or such other time set forth in the Certificate of Amendment (the “Effective Time”). The Effective Time of the Reverse Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. Beginning at the Effective Time, each certificate representing shares of our common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Split. The form of amendment to our Certificate of Incorporation to implement the Reverse Split is attached to this Proxy Statement as Appendix B. The Reverse Split alone will have no effect on our authorized capital stock, and the total number of authorized shares will remain the same as before the Reverse Split.

After the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities. Stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

Effect on Beneficial Owners of Common Stock

Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as the stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Effect on Registered “Book-Entry” Holders of Common Stock

Certain registered holders of our common stock may hold some or all of their shares electronically in book-entry form with Issuer Direct our transfer agent (the “Transfer Agent”). These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the Transfer Agent will not need to take action in connection with the Reverse Split. The Reverse Split will automatically be reflected in the Transfer Agent’s records and on their next statement.

Exchange of Stock Certificates and Elimination of Fractional Share Interests

We expect that the Transfer Agent will act as the exchange agent for the purposes of implementing the exchange of stock certificates in connection with the Reverse Split. As soon as practicable after filing of an amendment to our Certificate of Incorporation effecting a Reverse Split, the stockholders holding common stock in certificated form will be sent a letter of transmittal by the Transfer Agent. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificates representing pre-split shares of our common stock to the Transfer Agent in exchange for certificates representing post-split shares. No new certificates will be issued to a stockholder until that stockholder has surrendered the certificate(s) representing the outstanding pre-Reverse Split shares together with the properly completed and executed letter of transmittal.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES TO THE TRANSFER AGENT WITHOUT THE LETTER OF TRANSMITTAL. PLEASE DO NOT SEND ANY CERTIFICATES TO THE COMPANY.

No service charges, brokerage commissions or transfer taxes will be payable by any stockholder in connection with the exchange of certificates, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (1) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (or prior to transfer of such certificate, if any) or establishes to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Accounting Matters

The Reverse Split and the related proposed amendment to our Certificate of Incorporation will not affect the par value of our common stock, which will remain $0.001 per share. As a result of the Reverse Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Split. Accordingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of our common stock, shall be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. However, after the Reverse Split, net income or loss per share, and other per share amounts, will be increased because there will be fewer shares of common stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Split would be recast to give retroactive effect to the Reverse Split.

Certain Federal Income Tax Consequences

Each stockholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your particular situation.

The following discussion of the material U.S. federal income tax consequences of the Reverse Split is based on the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated under the Code, Internal Revenue Service (“IRS”) rulings and pronouncements and judicial decisions now in effect. Those legal authorities are subject to change at any time by legislative, judicial or administrative action, possibly with retroactive effect to the Reverse Split. No ruling from the IRS with respect to the matters discussed below has been requested, and there is no assurance that the IRS or a court would agree with the conclusions set forth in this discussion. The following discussion assumes that the pre-split shares of common stock were, and post-split shares will be, held as “capital assets” as defined in the Code. This discussion may not address certain U.S. federal income tax consequences that may be relevant to particular stockholders in light of their specific circumstances or to certain types of stockholders (like dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) that may be subject to special treatment under the U.S. federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

We will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Split.

A stockholder will not recognize gain or loss for U.S. federal income tax purposes on the exchange of pre-Reverse Split shares of our common stock for post-Reverse Split shares of our common stock in the Reverse Split. A stockholder’s aggregate tax basis in the post-Reverse Split shares of our common stock the stockholder receives in the Reverse Split will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Split shares of our common stock the stockholder surrenders in exchange therefor. A stockholder’s holding period for the post-Reverse Split shares of our common stock the stockholder receives in the Reverse Split will include the stockholder’s holding period for the pre-Reverse Split shares of our common stock the stockholder surrenders in exchange therefor. Stockholders who have different bases or holding periods for pre-Reverse Split shares of our common stock should consult their tax advisors regarding their bases or holding periods in their post-Reverse Split common stock.

Effect of Not Obtaining the Required Vote of Approval

The failure of stockholders to approve the Reverse Stock Proposal could prevent us from meeting the Nasdaq $4.00 minimum bid price requirement (the “Minimum Bid Price Requirement”), among other things, unless the market price of our common stock increases above the Minimum Bid Price Requirement without a reverse split. If we are unable to uplist our common stock to Nasdaq, interest in our common stock may decline and certain institutions may not have the ability to trade in our common stock, all of which could have a material adverse effect on the liquidity or trading volume of our common stock. If our common stock becomes significantly less liquid due to our inability to qualify for listing on Nasdaq, our stockholders may not have the ability to liquidate their investments in our common stock when desired and we believe our access to capital would become significantly diminished as a result.

No Appraisal Rights

Stockholders have no rights under the Delaware law or under our charter documents to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Interests of Directors and Executive Officers in this Proposal

As indicated in the Beneficial Ownership Table under the above section titled “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCK HOLDER MATTERS” many of our directors and executive officers have a direct interest in increasing the value of our shares. Therefore, they have an interest in the approval of this proposal as it is expected it will lead to an increase in the value of our shares. However, the Board does not believe this interest is different from that of any other stockholder.

Anti-Takeover Effects of the Reverse Split

The effective increase in our authorized and unissued shares as a result of the Reverse Split could potentially be used by our Board to thwart a takeover attempt. The overall effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to the stockholders. Our Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

As discussed above, the principal goals of the Company in effecting the Reverse Split are to list our securities on NASDAQ and increase the ability of institutions to purchase our common stock and stimulate the interest in our common stock by analysts and brokers. This Reverse Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.

Neither our Certificate of Incorporation nor our Bylaws presently contain any provisions having anti-takeover effects and the Reverse Split proposal is not a plan by our Board to adopt a series of amendments to our Certificate of Incorporation or Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The board of directors recommends that you vote FOR the proposal to authorize the Board’s authority to effect a reverse stock split of the Company’s outstanding and treasury shares of the Company’s common stock.

PROPOSAL SIX:
RATIFICATION OF THE APPOINTMENT OF
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has selected Freed Maxick CPAs, P.C., (“Freed Maxick”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Freed Maxick has been Infinite Group, Inc.’s independent registered public accounting firm since 1993.

Selection of Infinite Group, Inc.’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of Infinite Group for ratification. However, Infinite Group is submitting this matter to the stockholders as a matter of good corporate governance. Even if the selection is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Infinite Group and its stockholders. If the appointment is not ratified, the Board will consider its options.

A representative of Freed Maxick is not expected to be present at the Annual Meeting.

Principal Accounting Fees and Services

The aggregate fees billed by our principal accounting firm, Freed Maxick CPAs, P.C. for the years ended December 31, 2020 and 2019 are as follows:

	2020	2019
Audit fees	$85,900	$80,000

Audit fees for 2020 and 2019 were for professional services rendered for the audits of our annual financial statements and reviews of the financial statements included in our Quarterly Reports on Form 10-Q. There were no tax or other non-audit related services provided by the independent accountants for 2020 and 2019.

The board of directors recommends that you vote FOR the ratification of the appointment of

Freed Maxick CPAs, P.C. as our independent registered public accounting firm.

PROPOSAL SEVEN:
ADJOURNMENT OF THE ANNUAL MEETING

The stockholders are being asked to approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

If the Annual Meeting is adjourned to a different date or time, notice need not be given, if the new date and time are announced at the Annual Meeting. But if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, the notice of the adjourned meeting will be given to each stockholder of record entitled to such notice pursuant to the Bylaws and applicable law.

Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time the proxies are used.

The Board recommends a vote “For” the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the
Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

OTHER MATTERS

As of the date of this proxy statement, the board of directors does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matter come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to the matter in accordance with their judgment.

By Order of the Board of Directors

/s/ James Villa
Chief Executive Officer

Pittsford, New York
December 27, 2021

APPENDIX A

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INFINITE GROUP, INC.
2021 EQUITY INCENTIVE PLAN

Section 1. Purpose

The purpose of the Infinite Group, Inc. 2021 Equity Incentive Plan (the “Plan”) is to promote stockholder value and the future success of Infinite Group, Inc. by providing appropriate retention and performance incentives to the employees and non-employee directors of the Company and its Affiliates (each as defined below), and any other individuals who perform services for the Company or its Affiliates.

Section 2. Definitions

2.1.    “Affiliate” means any entity in which the Company has a direct or indirect equity interest of 50 percent or more, any entity included in the audited consolidated financial statements of the Company and any other entity in which the Company has a substantial ownership interest and which has been designated as an Affiliate for purposes of the Plan by the Committee in its sole discretion.

2.2. “Award” means any form of incentive or performance award granted under the Plan to a Participant by the Committee pursuant to any terms and conditions that the Committee may establish and set forth in the applicable Award Agreement. Awards granted under the Plan may consist of: (a) Options granted pursuant to Section 7; (b) Stock Appreciation Rights granted pursuant to Section 8; (c) Restricted Stock granted pursuant to Section 9; (d) Restricted Stock Units granted pursuant to Section 9;and (e) Other Stock-Based Awards granted pursuant to Section 10.

2.3. “Award Agreement” means the written or electronic document(s) evidencing the grant of an Award to a Participant.

2.4. “Board” means the Board of Directors of the Company.

2.5. “Change in Control” means the happening of any of the following:

(a) any Exchange Act Person becomes the owner, directly or indirectly, of securities of the Company representing more than 50 percent of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(b) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50 percent of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50 percent of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions relative to each other as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(c) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Affiliates, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Affiliates to an entity, more than 50 percent of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions relative to each other as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition;

(d) individuals who, immediately following the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board within any 12-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest), such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board; or

(e) the complete dissolution or liquidation of the Company.

Notwithstanding the foregoing, a “Change in Control” will not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the capital stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

In addition, solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A and that is payable on account of a Change in Control (including any installments that are accelerated on account of a Change in Control), a Change in Control will occur only if such event also constitutes a “change in the ownership,” “change in the effective control,” or a “change in the ownership of a substantial portion of the assets” of the Company as those terms are defined by Section 1.409A-3(i)(5) of the Treasury Regulations, but only to the extent necessary to establish a time or form of payment that complies with Section 409A, without altering the definition of Change in Control for purposes of determining whether a Participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control.

2.6. “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated and other official guidance issued thereunder.

2.7. “Committee” means: (a) if the shares of Common Stock are not listed on a national securities exchange, the committee appointed by the Board from among its members to administer the Plan, provided that if a separate committee has not been specifically established, the Board shall constitute the Committee, and all references hereunder to the Committee shall refer to the Board; or (b) if the shares of Common Stock are listed on a national securities exchange, the Compensation Committee of the Board, or any successor committee that the Board may designate to administer the Plan, provided such Committee consists of two or more individuals, each of whom must be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the Exchange on which the shares of Common Stock are traded. References to “Committee” include persons to whom the Committee has delegated authority pursuant to Section 3.4.

2.8. “Common Stock” means the common stock, par value $0.001 per share, of the Company, and stock of any other class or company into which such shares may thereafter be changed.

2.9. “Company” means Infinite Group, Inc., a Delaware corporation, or any successor thereto.

2.10. “Disability” with respect to a Participant, has the meaning assigned to such term under the long-term disability plan maintained by the Company or an Affiliate in which such Participant is covered at the time the determination is made, and if there is no such plan, means the permanent inability as a result of accident or sickness to perform any and every duty pertaining to such Participant’s occupation or employment for which the Participant is suited by reason of the Participant’s previous training, education and experience; provided that, for Incentive Stock Options, Disability will mean a “permanent and total disability” as defined by Section 22(e) of the Code; and provided further, that to the extent an Award subject to Section 409A is payable upon a Participant’s Disability, a Disability will not be deemed to have occurred for such purposes unless the circumstances would also result in a “disability” within the meaning of Section 409A, unless otherwise provided in the Award Agreement.

2.11. “Effective Date” means the date on which the Plan is approved by the stockholders of the Company.

2.12. “Exchange” means the Nasdaq Stock Market, or such other principal securities market on which the shares of Common Stock are traded.

2.13. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations and interpretations thereunder.

2.14. “Exchange Act Person” means any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Affiliate, (ii) any employee benefit plan of the Company or any Affiliate or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the owner, directly or indirectly, of securities of the Company representing more than 50 percent of the combined voting power of the Company’s then outstanding securities.

2.15. “Fair Market Value” of a share of Common Stock as of any specific date means: (a) if the shares of Common Stock are not listed on a national securities exchange, the fair market value of the shares as of such date, as determined by the Committee in its good faith judgment, consistent with the requirements of Section 409A (or Section 422 of the Code for Incentive Stock Options); or (b) if the shares of Common Stock are listed on a national securities exchange, the per share closing price reported by the Exchange on such date, or, if there is no such reported closing price on such date, then the per share closing price reported by the Exchange on the last previous day on which such closing price was reported, or such other value as determined by the Committee in accordance with applicable law. The Fair Market Value of any property other than shares of Common Stock means the market value of such property as determined by the Committee using such methods or procedures as it may establish from time to time.

2.16. “Incentive Stock Option” means an Option that qualifies as an incentive stock option under Section 422 of the Code.

2.17. “Nonqualified Stock Option” means an Option that does not qualify as an Incentive Stock Option or which is designated a Nonqualified Stock Option.

2.18. “Option” means a right to purchase shares of Common Stock at a specified exercise price that is granted subject to certain terms and conditions pursuant to Section 7 and includes both Incentive Stock Options and Nonqualified Stock Options.

2.19. “Other Stock-Based Award” means an Award denominated in shares of Common Stock that is granted subject to certain terms and conditions pursuant to Section 10.

2.20. “Participant” means an individual who has been granted an Award under the Plan, or in the event of the death of such individual, the individual’s beneficiary.

2.21. “Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, or other entity.

2.22. “Prior Plans” means the Infinite Group, Inc. 2020 Stock Option Plan and the Infinite Group, Inc. 2019 Stock Option Plan.

2.23. “Restricted Period” means the period during which Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of.

2.24. “Restricted Stock” means an Award of shares of Common Stock that is granted subject to certain terms and conditions pursuant to Section 9.

2.25. “Restricted Stock Unit” means an Award of a right to receive shares of Common Stock (or an equivalent value in cash or other property, or any combination thereof) that is granted subject to certain terms and conditions pursuant to Section 9.

2.26. “Section 409A” means Section 409A of the Code.

2.27. “Stock Appreciation Right” means a right to receive (without payment to the Company) cash, shares of Common Stock or other property, or any combination thereof, as determined by the Committee, based on the increase in the value of a share of Common Stock over the per share exercise price, that is granted subject to certain terms and conditions pursuant to Section 8.

2.28. “Treasury Regulations” means the tax regulations promulgated under the Code.

Section 3. Administration

3.1.   Administration and Authority. Except as otherwise specified herein, the Plan will be administered solely by the Committee. Subject only to Section 3.2, the Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority to select the employees and other individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to determine the time when Awards will be granted, to establish performance objectives, to prescribe the form of Award Agreement and to modify the terms of any Award that has been granted. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, will lie within its sole and absolute discretion and will be final, conclusive and binding on all parties concerned.

3.2. Non-Employee Director Awards. In respect of Awards granted to non-employee directors of the Company or its Affiliates, the Board has all the powers otherwise vested in the Committee by the terms of the Plan set forth herein, including the exclusive authority to select the non-employee directors to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each non-employee director selected, to modify the terms of any Award that has been granted to a non-employee director, to determine the time when Awards will be granted to non-employee directors and to prescribe the form of the Award Agreement embodying Awards made under the Plan to non-employee directors.

3.3. Repricing Prohibited Absent Stockholder Approval. Notwithstanding any provision of the Plan, except for adjustments pursuant to Section 11, neither the Board nor the Committee may, without the prior approval of the stockholders of the Company, (a) reduce, directly or indirectly, the per-share exercise price of an outstanding Option or Stock Appreciation Right after it is granted; (b) cancel an Option or Stock Appreciation Right when the exercise price of the Option or Stock Appreciation Right exceeds the Fair Market Value of a share of Common Stock in exchange for cash or another Award (other than in connection with a Change in Control);or (c) take any other action that is treated as a repricing under United States generally accepted accounting principles or by the rules or regulations of the Exchange.

3.4. Delegation. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents or to take any other action on behalf of the Committee with respect to Awards made or to be made to Participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act.

3.5. Indemnification. No member of the Committee and no officer of the Company will be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or gross negligence, or as expressly provided by applicable law, and the Company will indemnify each member of the Committee and officer of the Company against any such liability.

Section 4. Participation

4.1.   Eligible Individuals. Consistent with the purposes of the Plan, subject to Section 3.2, the Committee will have exclusive power to select the employees and non-employee directors of the Company and its Affiliates and other individuals performing services for the Company and its Affiliates who may participate in the Plan and be granted Awards under the Plan.

4.2. Condition to Receipt of Awards. Unless otherwise waived by the Committee, no prospective Participant will have any rights with respect to an Award unless and until such Participant has executed an Award Agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

Section 5. Shares Subject to Plan

5.1.    Maximum Number of Shares that May Be Issued.

(a) Available Shares. Subject to adjustment as provided in Section 11, the maximum number of shares of Common Stock reserved and available for grant and issuance pursuant to the Plan as of the Effective Date will be (i) 4,500,000, plus (ii) any shares of Common Stock that are subject to options granted under the Prior Plans that expire, are forfeited or canceled or terminate for any other reason without the issuance of shares under the Prior Plans on or after the Effective Date, plus (iii) any shares of Common Stock that are subject to options granted under the Prior Plans that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any option under the Prior Plans on or after the Effective Date. If the Plan is approved by the stockholders of the Company on the Effective Date, no new awards may be granted under the Prior Plans after the Effective Date.

(b) Share Counting. For purposes of counting shares against the maximum number of shares of Common Stock that may be issued under the Plan as described in Section 5.1(a), on the date of grant, Awards denominated solely in shares of Common Stock (such as Options and Restricted Stock) and other Awards that may be exercised for, settled in or convertible into shares of Common Stock will be counted against the Plan reserve on the date of grant of the Award based on the maximum number of shares that may be issued pursuant to the Award, as determined by the Committee.

(c) Shares Added Back. Shares of Common Stock related to Awards issued under the Plan that are forfeited, canceled, expired or otherwise terminated without the issuance of shares of Common Stock will be added back and again available for issuance under the Plan. In addition, shares of Common Stock that are retained or reacquired by the Company to satisfy the exercise price or purchase price of an Award or to satisfy the tax withholding obligation in connection with an Award, as well as any shares of Common Stock covered by an Award that is settled in cash, will be added back and again be available for issuance under the Plan.

(d) Source of Shares. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares, treasury shares, reacquired shares or any combination thereof.

(e) Assumed or Substituted Awards. Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, will not reduce the maximum number of shares of Common Stock that may be issued under the Plan as described in Section 5.1(a).

(f) Fractional Shares. No fractional shares of Common Stock may be issued under the Plan, and unless the Committee determines otherwise, an amount in cash equal to the Fair Market Value of any fractional share of Common Stock that would otherwise be issuable will be paid in lieu of such fractional share of Common Stock. The Committee may, in its sole discretion, cancel, terminate, otherwise eliminate or transfer or pay other securities or other property in lieu of issuing any fractional share of Common Stock.

Section 6. Awards Under Plan

6.1.   Types of Awards. Awards under the Plan may include one or more of the following types: Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

6.2. Dividend Equivalents. Other than with respect to Options or Stock Appreciation Rights, the Committee may choose, at the time of the grant of an Award or any time thereafter up to the time of the Award’s payment, to include or to exclude as part of such Award an entitlement to receive cash dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents will be paid in such form and manner (i.e., lump sum or installments), and at such times as the Committee will determine.

6.3. Vesting Conditions. The vesting of an Award may be conditioned upon a Participant’s continued employment with or service to the Company and its Affiliates and/or the achievement of specified performance objectives.

6.4. Transferability. An Award and a Participant’s rights and interest under the Award, may not be sold, assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that the Committee may allow a Participant to assign or transfer without consideration an Award (other than an Incentive Stock Option) to one or more members of his immediate family, to a partnership of which the only partners are the Participant or members of the Participant’s immediate family, or to a trust established by the Participant for the exclusive benefit of the Participant or one or more members of his immediate family.

6.5. Award Agreement. Unless otherwise determined by the Committee, each Award will be evidenced by an Award Agreement in such form as the Committee will prescribe from time to time in accordance with the Plan, including a written agreement, contract, certificate or other instrument or document containing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically. Each Award and Award Agreement will be subject to the terms and conditions of the Plan.

6.6. Method of Payment. The Committee may, in its discretion, settle any Award through the payment of cash, the delivery of shares of Common Stock or other property, or a combination thereof, as the Committee determines or as specified by the Plan or an Award Agreement. Any Award settlement, including payment deferrals, may be subject to conditions, restrictions and contingencies as the Committee determines.

6.7. Death, Disability or Termination. The Committee may include in an Award Agreement provisions related to the death, Disability or termination of employment or service of a Participant, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award.

6.8. Change in Control. The Committee may include in an Award Agreement provisions related to a Change in Control, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award.

6.9. Forfeiture Provisions. The Committee may, in its discretion, provide in an Award Agreement that an Award will be canceled if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement, or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. Notwithstanding the foregoing, none of the non-disclosure restrictions in this Section 6.9 or in any Award Agreement will, or will be interpreted to, impair the Participant from exercising any legally protected whistleblower rights (including under Rule 21F under the Exchange Act).

6.10. Recoupment Provisions. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or Exchange listing requirement, in each case as in effect from time to time, to recoup compensation of whatever kind paid under the Plan by the Company at any time. No such recoupment of compensation will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement between any Participant and the Company.

6.11. Non-Employee Director Award Limitation. The aggregate of (a) the grant date fair value for financial reporting purposes of any Awards granted during any fiscal year to a non-employee director, and (b) the total amount of any cash fees or other property paid to such non-employee director during the fiscal year, in respect of the director’s service as a member of the Board during such year, may not exceed $250,000.

Section 7. Options

7.1.   Grant of Options. The Committee may grant Awards of Options. The Committee may grant Incentive Stock Options provided the terms of such grants comply with Section 7.4 and the requirements of Section 422 of the Code. Each Option granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

7.2. Exercise Price; Expiration Date. Except for Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price will be equal to or greater than the Fair Market Value of the shares of Common Stock subject to such Option on the date that the Option is granted. The Committee in its discretion will establish the expiration date of an Option; provided that in no event will the expiration date be later than 10 years from the date that the Option is granted.

7.3. Exercisability. The Option will not be exercisable unless the Option has vested, and payment in full of the exercise price for the shares of Common Stock being acquired thereunder at the time of exercise is made in such form as the Committee may determine in its discretion, including, but not limited to:

(a) cash;

(b) if permitted by the Committee, by instructing the Company to withhold a number of shares of Common Stock that would otherwise be issued having a Fair Market Value equal to the applicable portion of the exercise price being so paid;

(c) if permitted by the Committee, by tendering (actually or by attestation) to the Company a number of previously acquired shares of Common Stock that have been held by the Participant for at least six months (or such shorter period, if any, determined by the Committee in consideration of applicable accounting standards) and that have a Fair Market Value equal to the applicable portion of the exercise price being so paid;

(d) if permitted by the Committee, by authorizing a third party to sell, on behalf of the Participant, the appropriate number of shares of Common Stock otherwise issuable to the Participant upon the exercise of the Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or

(e) any combination of the foregoing.

7.4. Limitations for Incentive Stock Options. The terms and conditions of any Incentive Stock Options granted hereunder will comply with the requirements of Section 422 of the Code. Incentive Stock Options may be granted only to employees of the Company or an Affiliate, provided such Affiliate is also a “parent corporation” of the Company within the meaning of Section 424(e) of the Code or a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code, on the date of grant. The aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Affiliates) may not exceed $100,000, and any Incentive Stock Option or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as a Nonqualified Stock Option. Incentive Stock Options may not be transferable by a Participant other than by will or the laws of descent and distribution and may only be exercisable during the Participant’s lifetime by the Participant. If, at the time an Incentive Stock Option is granted, the employee recipient owns (after application of the rules contained in Section 424(d) of the Code) shares of Common Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, then: (a) the exercise price for such Incentive Stock Option will be at least 110 percent of the Fair Market Value of the shares of Common Stock subject to such Incentive Stock Option on the date of grant; and (b) such Incentive Stock Option will not be exercisable after the date five years from the date such Incentive Stock Option is granted. The maximum number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options may not exceed, in the aggregate, 4,500,000.

Section 8. Stock Appreciation Rights

8.1.   Grant of Stock Appreciation Rights. The Committee may grant Awards of Stock Appreciation Rights. Each Award of Stock Appreciation Rights granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

8.2. Exercise Price; Expiration Date. Except for Stock Appreciation Rights granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price will be equal to or greater than the Fair Market Value of the shares of Common Stock subject to such Stock Appreciation Right on the date that the Stock Appreciation Right is granted. The Committee in its discretion will establish the expiration date of a Stock Appreciation Right; provided that in no event will the expiration date be later than 10 years from the date that the Stock Appreciation Right is granted.

8.3. Exercisability. Stock Appreciation Rights may not be exercisable unless the Stock Appreciation Rights have vested.

8.4. Exercise and Settlement. An Award of Stock Appreciation Rights entitles the Participant to exercise such Award and to receive from the Company in exchange therefore, without payment to the Company, that number of shares of Common Stock having an aggregate Fair Market Value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one share of Common Stock, at the date of such exercise, over the exercise price per share, times the number of shares of Common Stock for which the Award is being exercised. The Committee will be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or other property, or any combination thereof, as determined by the Committee, equal to the aggregate Fair Market Value of the shares of Common Stock it would otherwise be obligated to deliver.

Section 9. Restricted Stock and Restricted Stock Units

9.1.   Grant of Restricted Stock and Restricted Stock Units. The Committee may grant Awards of Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish.

9.2. Restricted Stock Issuance. Shares of Common Stock issued to a Participant in accordance with the Award of Restricted Stock may be issued in certificate form or through the entry of an uncertificated book position on the records of the Company’s transfer agent and registrar. The Company may impose appropriate restrictions on the transfer of such shares of Common Stock, which will be evidenced in the manner permitted by law as determined by the Committee in its discretion, including but not limited to (a) causing a legend or legends to be placed on any certificates evidencing such Restricted Stock, or (b) causing “stop transfer” instructions to be issued, as it deems necessary or appropriate.

9.3. Stockholder Rights. Unless otherwise determined by the Committee in its discretion, prior to the expiration of the Restricted Period, a Participant to whom an Award of Restricted Stock has been made will have ownership of such shares of Common Stock, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such shares of Common Stock, subject, however, to the restrictions and limitations imposed thereon pursuant to the Plan or Award Agreement.

Section 10. Other Stock-Based Awards

The Committee may grant Other Stock-Based Awards. Each Other Stock-Based Award granted under the Plan will comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, may establish. The Committee will be entitled in its discretion to settle the obligation under an Other Stock-Based Award by the payment of cash, shares of Common Stock or other property, or any combination thereof.

Section 11. Dilution and Other Adjustments

11.1.  Adjustment for Corporate Transaction or Change in Corporate Capitalization. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, consolidation, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, partial or complete liquidation of the Company or other extraordinary or unusual event, the Board will make such adjustment in (a) the class and maximum number of shares of Common Stock that may be delivered under the Plan as described in Section 5.1, (b) the class, number and exercise price of outstanding Options and Stock Appreciation Rights, and (c) the class and number of shares subject to any other Awards granted under the Plan (provided that the number of shares of any class subject to Awards will always be a whole number) and the terms of such Awards (including, without limitation, any applicable performance goals), as may be determined to be appropriate by the Board, and such adjustments will be final, conclusive and binding for all purposes of the Plan.

11.2. Adjustment for Merger or Consolidation. In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving entity (or the parent of the surviving entity) in such transaction, the Board will, to the extent deemed appropriate by the Board, adjust each Award outstanding on the date of such merger, consolidation or similar transaction so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Award would have received in such merger, consolidation or similar transaction.

11.3. Assumption or Substitution of Awards. In the event of a dissolution or liquidation of the Company; a sale of all or substantially all of the Company’s assets (on a consolidated basis); or a merger, consolidation or similar transaction involving the Company in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving entity in such transaction (or the parent of such surviving entity), the Board will, to the extent deemed appropriate by the Board, have the power to provide for the exchange of each Award (whether or not then exercisable or vested) for an Award with respect to: (a) some or all of the property which a holder of the number of shares of Common Stock subject to such Award would have received in such transaction; or (b) securities of the acquirer or surviving entity (or parent of such acquirer or surviving entity) and, incident thereto, make an equitable adjustment, as determined by the Board, in the exercise price of the Award, or the number of shares or amount of property subject to the Award or provide for a payment (in cash or other property) to the Participant to whom such Award was granted in partial consideration for the exchange of the Award. In addition, the Board will, to the extent deemed appropriate by the Board, have the power to cancel, effective immediately prior to the occurrence of such event, each Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Common Stock subject to such Award, equal to the value, as determined by the Board, of such Award, provided that with respect to any outstanding Option or Stock Appreciation Right such value will be equal to the excess of (i) the value, as determined by the Board, of the property (including cash) received by the holder of shares of Common Stock as a result of such event, over (ii) the exercise price of such Option or Stock Appreciation Right, provided further that the value of any outstanding Option or Stock Appreciation Right will be zero where the exercise price of such Option or Stock Appreciation Right is greater than the value, as determined by the Board, of the property (including cash) received by the holder of shares of Common Stock as a result of such event; and that no change to the original timing of payment will be made to the extent it would violate Section 409A.

Section 12. Amendment and Termination

12.1.   Amendment. The Plan may be amended in whole or in part at any time and from time to time by the Board, and the terms of any outstanding Award under the Plan may be amended from time to time by the Board, in its discretion in any manner that it deems necessary or appropriate; provided however, that no amendment may be made without stockholder approval if such amendment would:

(a) increase the number of shares available for grant specified in Section 5.1(a) (other than pursuant to Section 11);

(b) change the class of persons eligible to receive Incentive Stock Options;

(c) decrease the minimum Option exercise price set forth in Section 7.2 or the minimum Stock Appreciation Rights exercise price set forth in Section 8.2 (in each case, other than changes made pursuant to Section 11);

(d) amend or repeal the prohibition against repricing or exchange set forth in Section 3.3; or

(e) require stockholder approval under applicable law, regulation, rule or Exchange listing requirement.

No such amendment may adversely affect in a material manner any right of a Participant under an Award without his written consent. Any stockholder approval requirement under the Plan will be met if such approval is obtained in accordance with applicable law. Notwithstanding the foregoing, any amendment to the Plan or any outstanding Award under the Plan will be made in a manner as to ensure that an Award intended to be exempt from Section 409A will continue to be exempt from Section 409A and that an Award intended to comply with Section 409A will continue to comply with Section 409A.

12.2. Termination. The Plan may be suspended in whole or in part at any time and from time to time by the Board. The Plan will terminate upon the adoption of a resolution of the Board terminating the Plan. No Award may be granted under the Plan after the date that is 10 years from the date the Plan was last approved and adopted by the stockholders of the Company. No termination of the Plan will materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan.

Section 13. Miscellaneous

13.1.  Loans. No loans from the Company or any Affiliate to a Participant will be permitted in connection with the Plan.

13.2. Reservation of Rights of Company. No employee or other person will have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder will be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved.

13.3. Non-Uniform Treatment. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated.

13.4. General Conditions of Awards. No Participant or other person will have any right with respect to the Plan, the shares of Common Stock reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award has been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

13.5. Rights as a Stockholder. Unless otherwise determined by the Committee in its discretion, a Participant holding Options, Stock Appreciation Rights, Restricted Stock Units or Other Stock-Based Awards will have no rights as a stockholder with respect to any shares of Common Stock (or as a holder with respect to other securities), if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him or the entry on his behalf of an uncertificated book position on the records of the Company’s transfer agent and registrar for such shares of Common Stock or other instrument of ownership, if any. Except as provided in Section 11, no adjustment will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry is made or a stock certificate or other instrument of ownership, if any, is issued.

13.6. Compliance with Applicable Laws. No shares of Common Stock or other property may be issued or paid hereunder with respect to any Award unless counsel for the Company is satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements. The Company will be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws.

13.7. Withholding of Taxes. The Company and its Affiliates will have the authority and right to deduct or withhold from any payment made under the Plan, or require a Participant to remit to the Company or Affiliate, the federal, state or local income or other taxes required by law to be withheld with respect to the exercise, lapse of restriction, settlement, payment or other taxable event of any Award under the Plan. It will be a condition to the obligation of the Company to issue shares of Common Stock or other property, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant remit to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue or pay shares of Common Stock or other property, or any combination thereof. The Committee may, in its discretion, permit an eligible Participant to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee deems to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, shares of Common Stock or other property, or any combination thereof that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a Fair Market Value equal to the minimum amount required to be withheld, or if permitted by the Company, up to such greater amount that will not trigger adverse accounting consequences and is permitted under applicable tax withholding rules.

13.8. Unfunded Nature of Plan. The Plan will be unfunded. The Company will not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and the rights to the payment of Awards will be no greater than the rights of the Company’s general creditors.

13.9. Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through him will be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

13.10. No Warranty of Tax Effect. Although the Company may structure an Award to qualify for favorable federal, state, local or foreign tax treatment, or to avoid adverse tax treatment, no person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment or guarantee that any intended tax treatment will be applicable with respect to any Award under the Plan, or that such tax treatment will apply to or be available to a Participant or his beneficiary. Furthermore, the existence of an Award will not affect the right or power of the Company or its stockholders to take any corporate action, regardless of the potential effect of such action on the tax treatment of an Award under the Plan.

13.11. Interpretation. Unless the context indicates otherwise, references to “Sections” in the Plan refer to Sections of the Plan. Headings of Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. In the Plan, the use of the masculine pronoun will include the feminine and the use of the singular will include the plural, as appropriate.

13.12. Severability. If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision will be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid or enforceable and as so limited will remain in full force and effect, and will not affect any other provision of the Plan or part thereof, each of which will remain in full force and effect.

13.13. Choice of Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, will be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

13.14. Section 409A. Awards granted under the Plan are intended to qualify for an exception from or comply with Section 409A, and the Plan and Award Agreements will be administered, construed and interpreted in accordance with such intent. Notwithstanding the foregoing, the Company makes no representation that Awards qualify for an exception from or comply with Section 409A and in no event will the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A. Notwithstanding anything in the Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” (within the meaning of Section 409A(2)(B)) as of the date of such Participant’s separation from service (as determined pursuant to Section 409A), then to the extent any Award payable to such Participant on account of such separation from service would be considered nonqualified deferred compensation under Section 409A, such payment or benefit will be paid or provided in a lump sum upon the earlier of the first day of the seventh month following such separation from service and the date of the Participant’s death. Unless the Committee determines otherwise, any provision of the Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail exception from or compliance with Section 409A may be amended to qualify for exception from or comply with Section 409A, which may be made on a retroactive basis, in accordance with Section 409A.

*            *             *             *             *

APPENDIX B

*            *             *             *             *

Certificate of Amendment
of the
Certificate of Incorporation
Of
Infinite Group, Inc.

Infinite Group, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies as follows:

FIRST:	The name of the corporation is Infinite Group, Inc. (the “Corporation”).

SECOND:	The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 14, 1986.

THIRD:	The amendment effected by this Certificate of Amendment is as follows:

A.           The following shall be added in its entirety to Article FOURTH of the Corporation’s Certificate of Incorporation:

“Upon the filing and effectiveness (the "Effective Time") pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each _________ shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the "Reverse Stock Split"). No fractional shares shall be issued in connection with the Reverse Stock Split and fractional shares resulting from the Stock Split will be rounded up to the nearest whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock ("Old Certificates"), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to rounding of fractional share interests as described above."

FOURTH:	This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

B-1

In Witness Whereof, the Company has caused this Certificate of Amendment to be signed by its duly authorized officer on this ___________ day of _____________.

By:

B-2

INFINITE GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF, AND EACH MATTER TO BE VOTED ON HAS BEEN PROPOSED BY, OUR BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JANUARY 26, 2022 AT 10:00 AM
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints James Villa and Andrew Hoyen, as proxies, with the power to appoint a substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Infinite Group, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M. Eastern Time on Wednesday, January 26, 2022, at 175 Sully’s Trail, Suite 202, Pittsford, New York 14534 and any adjournment or postponement thereof.

● This proxy will be voted as specified by you and it revokes any prior proxy given by you.
● Unless you withhold authority to vote for one or more of the nominees according to the instructions on the reverse side of this proxy, your signed proxy will be voted FOR the election of the three director nominees listed on the reverse side of this proxy and described in the accompanying Proxy Statement.

● Unless you specify otherwise, your signed proxy will be voted FOR Proposals 2, 4, 5, 6, and 7, and for “1 Year” for Proposal 3 listed on the reverse side of this proxy and described in the accompanying Proxy Statement.

● You acknowledge receipt with this proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated December 27, 2021 describing more fully the proposals listed in this proxy.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax, or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/IMCI
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF INFINITE GROUP, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of three directors	☐	☐
	James Villa			☐
	Donald W. Reeve			☐		CONTROL ID:
	Andrew Hoyen			☐		REQUEST ID:
Proposal 2		FOR	AGAINST	ABSTAIN
	To approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”).	☐	☐	☐
Proposal 3		1 YEAR	2 YEARS	3 YEARS	ABSTAIN
	To approve, on an advisory basis, the frequency at which advisory votes on executive compensation should be held (“say-on-frequency”)	☐	☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN
	To approve the Company’s 2021 Equity Incentive Plan.	☐	☐	☐
Proposal 5		FOR	AGAINST	ABSTAIN

To authorize the Board of Directors to effect, in its discretion, a reverse stock split of the outstanding and treasury shares of the Company’s common stock at a ratio ranging from 1-for-3 to 1-for-75, to be determined by the Board of Directors, and to approve a corresponding amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect the reverse stock split.
		☐	☐	☐
Proposal 6		FOR	AGAINST	ABSTAIN
	To ratify the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2021.	☐	☐	☐
Proposal 7		FOR	AGAINST	ABSTAIN

To approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.
		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
Unless you withhold authority to vote for one or more of the nominees according to the instructions on the reverse side of this proxy, your signed proxy will be voted FOR the election of the three director nominees listed on the reverse side of this proxy and described in the accompanying Proxy Statement.

Unless you specify otherwise, your signed proxy will be voted FOR Proposals 2, 4, 5, 6, and 7, and for “1 Year” for Proposal 3 listed on the reverse side of this proxy and described in the accompanying Proxy Statement.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ALL THE NOMINEES LISTED AND PROPOSALS 2, 4, 5, 6, AND 7, AND FOR “1 YEAR” FOR PROPOSAL 3.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________________________________________________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________20__

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)